(As filed with the Securities and Exchange Commission on November 10, 2005)
SECURITIES ACT FILE NO. 333-
INVESTMENT COMPANY ACT FILE NO. 811-06041

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 19	☑

The Central Europe and Russia Fund, Inc.
(Exact Name of Registrant as Specified in its Charter)
345 Park Avenue, New York, New York 10154
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (800) 437-6269
Carole Coleman, Esq.
The Central Europe and Russia Fund, Inc.
c/o Deutsche Asset Management
345 Park Avenue
New York, New York 10154
(Name and Address of Agent for Service)
Copies to:

John T. Bostelman, Esq. Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004	Thomas A. Hale, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 333 West Wacker Drive, Suite 2100 Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑
It is proposed that this filing will become effective ☑ when declared effective pursuant to Section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed
		Maximum	Maximum	Amount of
	Amount	Offering Price	Aggregate	Registration
Title of Securities Being Registered	Being Registered	Per Unit(1)	Offering Price(1)	Fee( )
Common Stock, $.001 par value	22,716	$25.45	$1,000,000	$117.70

(1)	Estimated solely for purposes of calculating the registration fee as required by Rule 457(c) under the Securities Act of 1933 based upon the average of the high and low sales prices reported on the New York Stock Exchange consolidated reporting system of $44.02 on November 9, 2005.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

CROSS REFERENCE SHEET
THE CENTRAL EUROPE AND RUSSIA FUND, INC.
Parts A and B of Registration Statement

Item		Location in Prospectus or Statement
No.	Caption	of Additional Information (“SAI”)

1.	Outside Front Cover Page	Front Cover Page

2.	Cover Pages; Other Offering Information	Front Cover Page

3.	Fee Table and Synopsis	Fee Table and Prospectus Summary

4.	Financial Highlights	Financial Highlights

5.	Plan of Distribution	Front Cover Page; Prospectus Summary; Our Rights Offering

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Use of Proceeds

8.	General Description of the Registrant	Front Cover Page; Prospectus Summary; Market and Net Asset Value Information; Investment Objective and Policies; Risk Factors

9.	Management	Our Management; Custodian, Dividend-Paying Agent, Transfer Agent and Registrar

10.	Capital Stock, Long-Term Debt, and Other Securities	Front Cover Page; Market and Net Asset Value Information; Common Stock; Dividends and Distributions; Voluntary Cash Purchase Program and Dividend Reinvestment Plan; Taxation

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Table of Contents of the Statement of Additional Information	Table of Contents of Statement of Additional Information

14.	Cover Page of SAI	Cover Page of SAI

15.	Table of Contents of SAI	Cover Page of SAI

16.	General Information and History	General Information in SAI

17.	Investment Objective and Policies	Investment Objective and Policies in SAI; Investment Restrictions in SAI
EX-99.N: CONSENT OF PRICEWATERHOUSECOOPERS LLP
EX-99.R.2: CODE OF ETHICS
EX-99.R.3: CODE OF ETHICS
EX-99: POWER OF ATTORNEY
 -i-

18.	Management	Management in SAI; Investment Advisory and Other Services in SAI; Brokerage Allocation and Other Services in SAI

19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities in SAI

20.	Investment Advisory and Other Services	Investment Advisory and Other Services in SAI

21.	Portfolio Manager	Investment Advisory and Other Services in SAI

22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices in SAI

23.	Tax Status	Taxation in Prospectus

24.	Financial Statements	Financial Statement in SAI
Part C of Registration Statement
     Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.
 -ii-

The information in this prospectus is not complete and may be changed. A registration statement relating to the securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer, solicitation or sale is not permitted.
Subject to Completion
Preliminary Prospectus dated November 10, 2005
The Central Europe and Russia Fund, Inc.
[ ] Shares of Common Stock
Issuable Upon Exercise of Rights to Subscribe for Such Shares

     We are issuing to our stockholders of record as of the close of business on [ ], 2005 transferable rights entitling the holders of those rights to subscribe for up to an aggregate of [ ] shares of our common stock. Stockholders of record will receive one right for each share of common stock held on the record date. These rights entitle the holders to purchase one new share of common stock for every three rights held, and holders who fully exercise their rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for any shares not acquired by the exercise of rights. Our outstanding common stock is listed on the New York Stock Exchange (“NYSE”) and trades under the symbol “CEE”, as will be the shares offered for subscription in this rights offering. The rights are transferable and application will be made to list the rights for trading on the NYSE under the symbol “[ ]” during the course of this rights offering. See “Our rights offering” on page 19 in this prospectus for a complete discussion of the terms of this rights offering. The subscription price per share will be [ ]% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date of the rights offering and the four preceding business days and (ii) the net asset value per share on the expiration date. The offer will expire at 5:00 p.m., New York City time, on [ ], 2005, unless extended as described in this prospectus.
     We announced our intention to conduct this rights offering on November [ ], 2005. The net asset values per share of our common stock at the close of business on November [ ], 2005 and [ ], 2005 were $[ ] and $[ ], respectively, and the last reported sale prices of a share of common stock on the NYSE were $[ ] and $[ ], respectively, [ ]% and [ ]% of net asset value, respectively.
     As a result of the terms of this rights offering, stockholders who do not fully exercise their rights, upon completion of this rights offering, will own a smaller proportional interest in us than they owned prior to this rights offering. In addition, because the subscription price per share will be less than the then current net asset value per share, the completion of this rights offering will result in an immediate dilution of the net asset value per share for all existing stockholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of our common stock will be on the expiration date for the shares or what the subscription price will be. Such dilution could be substantial. Stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. See “Our Rights Offering—Investment Considerations” on page 32 of this prospectus and “Risk Factors—Dilution of Net Asset Value” on page 42 of this prospectus.
     If you have questions or need further information about this rights offering, please write or call Georgeson Shareholder Communications Inc., our information agent for this rights offering, at 17 State Street, New York, New York 10004 or [ ].
(Continued on inside front cover)

     Before buying any common stock, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page 37. Certain of these risks are summarized in “Prospectus Summary-Special Risk Considerations” beginning on page 8.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share			Total (1)
Estimated subscription price (2)	$	[	]	$	[	]
Estimated sales load (2)(3)	$	[	]	$	[	]
Proceeds, before expenses, to the Fund (2)(4)	$	[	]	$	[	]

(Footnotes continued on inside front cover)
[Dealer Manager]

The date of this prospectus is [       ], 2005

[Insert map of all the countries]

AVAILABLE INFORMATION
     We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and in accordance with these requirements, we file reports and other information with the United States Securities and Exchange Commission (the “SEC”). Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the SEC’s public reference facilities may be obtained by calling the SEC at 1-202-942-8090. Such reports and other information are also available on the SEC’s website at http://www.sec.gov.

(continued from front cover page)
     We were incorporated in Maryland on February 6, 1990. We are a non-diversified closed-end management investment company that seeks capital appreciation by investing primarily in equity or equity-linked securities of Central European and Russian companies. No assurance can be given that our investment objective will be achieved. Our investment manager is Deutsche Investment Management Americas Inc. and our investment adviser is Deutsche Asset Management International GmbH.
     This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing. Investors are advised to read this prospectus carefully and retain it for future reference. You may obtain additional information about us from our reports filed with the SEC. Where indicated, we have incorporated into this prospectus information from the Statement of Additional Information (“SAI”) dated [ ], 2005. You can find the table of contents for the SAI on page 61 of this prospectus. You may obtain a copy of the SAI or our reports filed with the SEC upon written or oral request free of charge by contacting the information agent at 17 State Street, New York, New York 10004 or [ ]. In addition, the SAI and other reports filed with the SEC, including material incorporated by reference into this prospectus or the SAI, are available on the SEC’s website at http://www.sec.gov.

(continued from front cover page)
(1)	Assumes that all rights offered in this rights offering were exercised at the estimated subscription price
(2)	Estimated on the basis of [ ]% of the last reported sales price of a share of our common stock on the NYSE on [ ], 2005
(3)	[ ] will act as dealer manager for this rights offering. We have agreed to pay the dealer manager a fee for its financial services equal to [ ]% of the subscription price per share. The dealer manager will reallow a part of its fees to other broker-dealers which have assisted in soliciting the exercise of rights. We have agreed to reimburse the dealer manager up to $[ ] for its reasonable expenses incurred in connection with this rights offering. These fees will be borne by us and indirectly by all of our stockholders, including those who do not exercise their rights. We and our investment manager have each agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). See “Our Rights Offering—Distribution Arrangements” on page 29 of this prospectus.
(4)	Before deducting offering expenses payable by us estimated at $[ ], including an aggregate of up to $[ ] as partial reimbursement of the dealer manager for their out-of-pocket expenses. See “Our Rights Offering—Distribution Arrangements” on page 29 of this prospectus.

     Unless otherwise specified, all references in this prospectus to “dollars,” “US $”, “U.S. dollars” or “$” are to United States dollars.

PROSPECTUS SUMMARY
     This is only a summary. This summary may not contain all of the information that you should consider before investing in us. You should review the more detailed information contained in this prospectus and our SAI, especially the information set forth under “Risk Factors.”
Purpose of Our Rights Offering
     Our board of directors has determined that it would be in our best interest and in our stockholders’ best interest to increase our assets available for investment, thereby permitting us to take advantage more fully of investment opportunities. Our investment manager and investment adviser believe that the outlook for a number of industries and companies in Central Europe, Russia and Turkey is promising. In addition, our board of directors believes that increasing our assets available for investment should result in a modest lowering of our expenses as a percentage of average net assets because our fixed cost can be spread over a larger asset base.
     There is no assurance that this rights offering will be successful or that by increasing our size, our aggregate expenses and, correspondingly, our expense ratio, will be lowered. See “Our Rights Offering—Purpose of Our Rights Offering” on page 19 of this prospectus.
     Our outstanding common stock is listed on the NYSE and trades under the symbol “CEE,” as will be the shares offered for subscription in this rights offering.
Important Terms of Our Rights Offering
     The following are a few of the important terms of our rights offering. For a detailed discussion of the terms of this rights offering, see “Our Rights Offering” on page 19 of this prospectus.

Aggregate number of shares of our common stock offered.	[ ]

Number of transferable rights issued to each stockholder.	One right for every share of our common stock held.

Subscription ratio.	One share of common stock for every three rights held (1-for-3).

Subscription price.	The subscription price per share will be [ ]% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date of the rights offering and the four preceding business days and (ii) the net asset value per share on the expiration date.

Transferability of Rights
     We are issuing to stockholders on the record date transferable rights to subscribe for additional shares of our common stock. The rights are transferable until the close of business on the last business day prior to the expiration date. Application will be made to list the rights on the NYSE under the symbol “[ ],” subject to notice of issuance. Trading in the rights on the NYSE is expected to be conducted on a when-issued basis from [ ], 2005 until the record date; thereafter, they will trade regular-way until the expiration date (including extensions). We will use our best efforts to ensure that an adequate trading market for the rights will exist, although there is no assurance that a market for the rights will develop. Assuming a market exists for the rights, the rights may be purchased and sold through usual brokerage channels or sold through the subscription agent.
     Stockholders on the record date who do not wish to exercise any of the rights issued to them pursuant to this rights offering may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before [ ], 2005, (or, if the subscription period is extended, on or before two business days prior to the extended expiration date). Alternatively, the rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions.
     See “Our rights offering—TRANSFERABILITY AND SALE OF RIGHTS” on page 19 of this prospectus.
Important Dates to Remember

Record date	[	]

Subscription period	[	]*

Expiration date and pricing date	[	]*

Notices for guarantees of delivery due	[	]*

Payment for guarantees of delivery due	[	]*

Confirmation mailed to participants	[	]*

Final payment of shares	[	]*
* Unless this rights offering is extended
Over-Subscription Privilege
     Shares not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, only to stockholders on the record date who have exercised all rights issued to them (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share of our common stock). Investors who are not stockholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. If these requests for our common shares exceed the common shares available, the available common shares will be allocated pro rata among stockholders who over-subscribed based on the number of rights originally issued to them pursuant to this rights offering. See “Our Rights Offering—Over-Subscription Privilege” on page 21 of this prospectus.
Method for Exercising Rights
     Rights are evidenced by subscription certificates that will be mailed to stockholders of record or, if a stockholder’s shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee. Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the subscription agent, together with payment at the estimated subscription price for the shares. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. A fee may be charged for this service. Completed subscription certificates and payments must be received by the subscription agent prior to 5:00 p.m., New York City time, on the expiration date at the offices of the subscription agent. See “Our Rights Offering—Exercise of Rights” on page 25 of this prospectus and “Our Rights Offering—Payment for Shares” on page 26 of this prospectus.
Distribution Arrangements
     [ ] will act as dealer manager for this rights offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer manager will provide financial advisory services and marketing services in connection with this rights offering and will solicit the exercise of rights and participation in the over-subscription privilege. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to [ ]% of the aggregate subscription price for shares issued pursuant to this rights offering. The dealer manager will reallow a part of their fees to other broker-dealers which have assisted in soliciting the exercise of rights.
     Other offering expenses incurred by us in connection with this rights offering are estimated to be $[ ], which includes up to $[ ] that may be paid to the dealer manager as partial reimbursement for its reasonable expenses incurred in connection with this rights offering. For additional information about the distribution arrangements, see “Our Rights Offering—Distribution Arrangements” on page 29 of this prospectus.

Information Agent
     The Information agent for this rights offering is Georgeson Shareholder Communications Inc. If you have questions or need further information about this rights offering, please write or call the Information Agent at 17 State Street, New York, New York 10004 or [ ].
Our Investment Objective and Policies
     We are a non-diversified closed-end management investment company registered under the Investment Company Act. Our investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. Under normal circumstances, at least 80% of our net assets will be invested in the securities of issuers domiciled in Central Europe or Russia. We may also invest in additional types of securities, such as warrants, if consistent with our investment objective, and participation certificates of issuers in any European country or Russia. For hedging purposes, we may also invest in put and call options on European or Russian securities and indices. We may invest up to 20% of our total assets in fixed income securities of European or Russian issuers. For temporary defensive purposes, we also may invest in money market instruments and lend our portfolio securities to banks, securities dealers and other institutions. Although we do not currently engage in foreign exchange transactions, we may, when our investment manager and our investment adviser deem it advisable, attempt to hedge our foreign currency exposure by entering into forward currency contracts. See “Investment Objective and Policies” on page 33 of this prospectus and page B-2 of the SAI and “Investment Restrictions” on page B-6 of the SAI.
Management
     Under our investment advisory agreement, our investment adviser is Deutsche Asset Management International GmbH (“DeAMI”), and under our management agreement, our investment manager is Deutsche Investment Management Americas Inc. (“DIMA”). Both DeAMI and DIMA are wholly-owned direct or indirect subsidiaries of Deutsche Bank AG, a major German banking institution. See “Our Management” on page 46 of this prospectus and “Investment Advisory and Other Services” on page B-20 of the SAI.
Management Fees
     We pay our investment manager a management fee, computed weekly and payable monthly, at the annual rate of 0.65% of our average weekly net assets up to $100 million, and 0.55% of our assets in excess of $100 million. We pay our investment adviser an advisory fee, computed weekly and payable monthly, at an annual rate of 0.35% of our average weekly net assets up to $100 million and 0.25% of our assets in excess of $100 million. See “Our Management” on page 46 of this prospectus and “Investment Advisory and Other Services” on page B-18 of the SAI.

Custodians
     Investors Bank & Trust Company acts as our custodian. Our custodian has agreements with a global network of sub-custodians. See “Custodians, Dividend-Paying Agent, Transfer Agent and Registrar” on page 60 of this prospectus.
Dividend-Paying Agent, Transfer Agent and Registrar
     Investors Bank & Trust Company acts as our dividend-paying agent, transfer agent and registrar.
Special Risk Considerations
     Risks Relating to Foreign Investment Generally. Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other things, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.
     Some foreign markets in which we invest are considered to be in emerging market countries. Investment in these countries subjects us to a greater risk of loss than investments in a country with more developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.
     The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in many respects. The economies of emerging market countries generally are heavily dependent upon international trade and have been and may be adversely affected by trade restrictions, currency values and economic conditions in the countries with which they trade. In addition, foreign investment in certain emerging markets is restricted or controlled to varying degrees, which will increase our costs and expenses.
     Some emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require us to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to us.
     An established secondary markets might not exist for many of the emerging market issuer securities in which we invest. This reduced secondary market liquidity may have an adverse effect on market price and our ability to dispose of particular instruments when necessary, and may make it more difficult for us to obtain accurate market quotations for purposes of valuing our portfolio and calculating our net asset value.

     For a detailed discussion of risk factors, see “Risk Factors” on page 36 of this prospectus.
     Risks Relating to Investment in Russia. Investing in Russia subjects us to many of the same risks associated with investing in Central European countries, which are discussed below. There are significant risks inherent in securities of Russian issuers that are not typically associated with securities of companies in more developed countries. The value of Russian securities may be affected by various uncertainties, such as economic, political and social instability, investment and regulatory risk, including crime and corruption in government and business, and inconsistency and underdevelopment of Russia’s tax and legal systems. As is the case with issuers in most emerging markets, securities of Russian issuers are subject to a higher degree of volatility than the securities of Western companies.
     Russia has made transitional movements from a centrally controlled command system to a market-oriented, democratic model of government, but its continued development, and the pace with which it continues to make this transition, remains uncertain. There has been widespread speculation recently about the future of Russia’s presidency and political reforms. Russia’s role and its reintegration into the global political economy are also unclear, and internal regional conflicts continue to exist.
     The Russian economy relies heavily on the production and export of oil. Russia also has substantial trading links with Iraq. Because Russia is highly sensitive to changes in the world oil price and because of United States legal and military action against Iraq, it is even more difficult to predict future oil price movements with any certainty, and fluctuations in pricing may increase substantially.
     A centralized public market for trading Russian securities has not developed, despite the number of stock exchanges in Russia, and trading occurs mostly over-the-counter. Corporate governance standards for Russian companies have also proven to be poor, and minority stockholders in Russian companies have suffered losses due to abusive share dilutions, asset transfers and transfer-pricing practices. Stockholders of Russian companies also lack many of the protections available to stockholders of Western issuers. The events involving Yukos in 2004 led many investors to pull capital out of Russia over concerns of a lack of the rule of law and shareholder rights.
     Accounting, financial and auditing reporting by Russian companies is also generally of lower quality and less reliable compared with Western companies. Laws and regulations involving foreign investment in Russian enterprises, title to securities and transfer of title are also relatively new and can change quickly and unpredictably. Moreover, Russia’s taxation system is frequently subject to change and enforcement is inconsistent at federal, regional and local levels.
     Risks Relating to Investment in Central Europe. Central European countries are in varying stages of transition towards developing market-oriented economies based on private and entrepreneurial initiatives, multi-party democracies, pluralism and market economies. These countries experienced extremely volatile market performance in the past decade, and investing in securities of Central European issuers entails all of the risks of investing in securities of foreign issuers to a heightened degree. In addition, a substantial portion of the economic growth, if any, of Central European countries is attributable to their export industries rather than domestic consumption; therefore, the Central European countries are also highly susceptible to economic downturns in Western European countries and the United States, which are substantial consumers of their exported products.
     Central European markets continue to be relatively volatile, and our investments will remain subject to currency fluctuation and local political, economic and social uncertainties. Investing in any developing market means tolerating a certain amount of volatility and, in some cases, severe market corrections. In addition, investments in a single region, even though representing a number of different countries, may be affected by common economic forces and other factors.
     Less developed markets involve higher levels of risk, and are subject to more substantial volatility and price fluctuations than securities that are traded in more developed markets.
     Risks Relating to Investment in Turkey. Investing in Turkey subjects us to many of the same risks associated with investing in Central European countries that are described above; however, investments in Turkey should be considered to have greater risks. There are significant risks inherent in Turkish securities that are not typically associated with securities of companies in more developed countries. The value of Turkish securities may be affected by various uncertainties, such as economic, political and social instability, investment and regulatory risk. The Turkish equity market is significantly less developed than securities markets in the United States and Western Europe. The market in Turkey is smaller, less liquid, and more volatile.
     Over the past two decades, the Turkish economy has transitioned from a highly regulated economy to a free market system. Despite a generally successful transition, the Turkish economy has experienced significant macroeconomic imbalances. High levels of government debt and the high current account deficit continue to threaten Turkey’s economic stability.
     Throughout its history, Turkey has been plagued by political instability, which could have an adverse effect on the investment climate. Over the past 80 years, 58 different governments have ruled in Turkey, with military coups occurring once every decade from 1960 to 1980. Despite the recent political stability, the potential for future political upheaval presents a very real risk to the implementation of important economic reforms.
     Uncertainties relating to Turkey’s bid for EU membership are an additional source of volatility in the Turkish financial markets. The criteria for joining the EU include implementation of a number of political, legislative and economic reforms, which Turkey may decide in the future that it is either unable or unwilling to fulfill. In addition, there is significant political pressure within the European Union to move toward a “privileged partnership” with Turkey rather than full membership. The negotiations are expected to last a decade, and market sentiment may fluctuate dramatically as the negotiations progress.
     In addition to the domestic political uncertainty, terrorism and political instability in neighboring countries, such as Iran and Iraq, is another source of risk associated with investment in Turkey.
     Dilution of Net Asset Value. You will experience a dilution of the aggregate net asset value per share of our common stock upon the completion of this rights offering because the subscription price may be less than our then current net asset value per share. This dilution, which may be substantial, will be experienced by all stockholders, irrespective of whether they exercise all or any portion of their rights. Also, stockholders who do not fully exercise their rights should expect that they will own a smaller proportional interest in us after the completion of the rights offering. The distribution to stockholders of transferable rights which themselves may have intrinsic value will afford non-participating stockholders the potential of receiving a cash payment upon sale of their rights, receipt of which may be viewed as partial compensation for the dilution of their interest in us. No assurance can be given that a market for the rights will develop, or as to the value, if any, that rights will have.
     Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that our net asset value will decrease. We cannot predict whether our common stock will trade at, above or below net asset value. Our shares of common stock have generally traded at a discount. See “Market and Net Asset Value Information” on page 18 of this prospectus. Stockholders wishing to sell their shares of common stock during this rights offering should be aware that there is greater risk that a discount to net asset value, which may increase during this rights offering, will adversely affect them. This increased risk is because, among other things, the market price per share may reflect anticipated dilution that will result from this rights offering. There can be no assurance that, after the completion of this rights offering, our shares will trade at the same level relative to net asset value as they currently do.
     Exchange Rate Fluctuations and Foreign Currency Considerations. Substantially all of our assets are invested in Russia and Central Europe, and substantially all of the income we receive from these investments will be in euros or other foreign currencies. Since we will compute and distribute income in U.S. dollars, and the computation of income will be made on the day we earn the income, any fluctuation in the value of foreign currency relative to the U.S. dollar between the earning of the income and the time at which we convert the foreign currencies to U.S. dollars may have an adverse impact on us. In addition, since we will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of our securities in our portfolio and the unrealized appreciation or depreciation of our investments.
     We generally expect that the foreign currencies received by us with respect to most of our investments will be freely convertible into U.S. dollars on foreign exchange markets and that in most cases the U.S. dollars received will be fully repatriable out of the various foreign countries in which we invest. However, our investments in Russia are in securities denominated in Russian rubles, which are not externally convertible into other currencies outside of Russia.
     We do not currently, nor do we expect to, engage in foreign exchange transactions as an investment strategy. However, we may enter into forward currency transactions in the future in order to hedge the value of our portfolio, if our investment manager and investment adviser deem it necessary.
     Interest Expense. We may, subject to limitations, borrow money for temporary or emergency purposes for the clearance of transactions. Borrowing money will subject us to interest expenses and we may incur other transaction costs.

     Certain Provisions of Our Articles of Incorporation and Bylaws. We have provisions in our articles of incorporation and bylaws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of us, to cause us to engage in certain transactions or to modify our structure.
     Foreign Custody. Our foreign securities and cash are generally held in foreign banks and securities depositories by a global network of custodians. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may limit on our ability to recover our assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
     Market Disruption. As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events led to increased short-term market volatility. U.S. military and related action in Iraq and events in the Middle East could have significant adverse effects on U.S. and world economics and markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to our common stock.

FEE TABLE
Shareholder transaction expenses

Sales load (as a percentage of offering price) (1)	[	]%

Dividend reinvestment and cash purchase plan fees (2)	None
Annual expenses (as a percentage of net assets attributable to common shares)

Advisory and management fees (3)(4)	[	]%

Other expenses (5)	[	]%

Total annual expenses (4)	[	]%

(1)	The dealer manager will receive a fee for its financial advisory, marketing and soliciting services equal to [ ]% of the aggregate subscription price for shares issued pursuant to this rights offering. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to [ ]% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to [ ]% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. We have also agreed to reimburse the dealer manager for out-of-pocket expenses up to an aggregate of $[ ]. These fees will be borne by us and indirectly by all of our stockholders, including those who do not exercise their rights. See “Our Rights Offering—Distribution Arrangements” on page 29 of this prospectus.

(2)	See “Voluntary Cash Purchase Program and Dividend Reinvestment Plan” on page 52 of this prospectus.

(3)	See “Our Management” on page 46 of this prospectus and “Investment Advisory and Other Services” on page B-20 of the SAI for additional information.

(4)	The indicated advisory and management fees and the expense ratio assume that this rights offering is fully subscribed, yielding estimated net proceeds of approximately $[ ] million. It also assumes that net assets attributable to our common stock will not increase or decrease due to price or currency fluctuation.

(5)	“Other Expenses” have been estimated for the current fiscal year.
     This fee table is intended to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly by investing in our shares.
Example
     An investor would directly or indirectly pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:

	1 year		3 years		5 years		10 years

Total expenses incurred	$	[ ]	$	[ ]	$	[ ]	$	[ ]
     This example assumes that all dividends and all other distributions are reinvested at net asset value and that the percentage amounts listed under “Annual expenses” remain the same in the years shown. The example also reflects payment of the [ ]% sales load and other expenses incurred in connection with this rights offering. The above tables and the assumption in this example of a 5% annual return are required by SEC regulations applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of our shares. For a more complete description of our costs and expenses, see “Our Management” on page 46 of this prospectus, “Investment Advisory and Other Services” on page B-20 of the SAI and “Brokerage Allocation and Other Practices” on page B-29 of the SAI.
     This example should not be considered a representation of future expenses or rate of return, and our actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS
     Set forth below and on the next page is selected data for a share of common stock outstanding throughout each of the years indicated. The information below and on the next page for fiscal years 2004-1995 has been audited by PricewaterhouseCoopers LLP (“PwC”), our Independent Registered Public Accounting Firm, whose report thereon was unqualified. The information should be read in conjunction with the financial statements and notes contained therein. The unqualified report of PwC for the year ended October 31, 2004 is included in the SAI under “Financial Statements.” The information below for the six months ended April 30, 2005 is unaudited.

	For the six
	months ended
	April 30, 2005
	(unaudited)		For the year ended October 31,
			2004		2003	2002	2001	2000
Per share operating performance
Net asset value:
Beginning of period	$28.64		$23.08		$15.93	$13.83	$16.14	$15.99

Net investment income (loss)	(.08)		.20		.21	(.07)	.10	(.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.64		7.97		6.86	2.37	(2.70)	(.38)

Increase (decrease) from investment operations	2.56		8.17		7.07	2.30	(2.60)	(.47)

Increase resulting from share repurchases	—		.02		.08	.06	.29	.62

Distributions from net investment income	(.17)		(.22)		—	(.10)	—	—
Distributions from net realized foreign currency gains	—		—		—	(.13)	—	—
Distributions from net realized short-term capital gains	—		—		—	—	—	—
Distributions from net realized long-term capital gains	—		—		—	—	—	—

Total distributions(1)	(.17)		(.22)		—	(.23)	—	—

Dilution from rights offering	—		(2.15)		—	—	—	—

Dealer manager fees and offering costs	—		(.25)		—	—	—	—

Dilution in NAV from dividend reinvestment	—		(.01)		—	(.03)	—	—

Net asset value:
End of period	$31.03		$28.64		$23.08	$15.93	$13.83	$16.14

Market value:
End of period	$27.65		$24.99		$21.25	$13.25	$10.95	$11.875
Total investment return for the period:(2)
Based upon market value	11.31	%(6)	18.73%		60.38%	23.43%	(7.79)%	(5.00)%
Based upon net asset value	8.96	%(6)	35.20	%(3)	44.88%	17.05%	(14.31)%	.94%
Ratio to average net assets:
Total expenses before custody credits(4)	1.22	%(5)	1.27%		1.51%	1.55%	1.66%	1.37%
Net investment income (loss)	(.26	)%(7)	.81%		1.00%	(.44)%	.63%	(.44)%
Portfolio turnover	30.72	%(5)	45.29%		43.88%	57.77%	57.83%	59.17%
Net assets at end of period (000’s omitted)	$316,381		$292,027		$177,766	$126,467	$111,213	$140,923

(1) For U.S. tax purposes, total distributions consisted of:
Ordinary income	$(0.17)		$0.22		—	$0.23	—	—
Long-term capital gains	—		—		—	—	—	—

	$(0.17)		$0.22		—	$0.23	—	—

(2)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(3)	Return excludes the effect of the $2.15 per share dilution associated with the Fund’s rights offering.

(4)	The custody credits are attributable to interest earned on the U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.21%, 1.26%, 1.50%, 1.54%, 1.62% and 1.35% for the periods ending 2005, 2004, 2003, 2002, 2001 and 2000, respectively

(5)	Annualized

(6)	Not annualized

(7)	Not annualized. The ratio for the six months ended April 30, 2005 has not been annualized since we believe it would not be appropriate because our dividend income is not earned ratably throughout the year

FINANCIAL HIGHLIGHTS

	For the year ended October 31,
	1999	1998	1997	1996	1995
Per share operating performance
Net asset value:
Beginning of year	$15.74	$28.00	$24.56	$20.70	$18.65

Net investment income (loss)	(.08)	.13	.09	.17	.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	.09	(6.18)	5.26	3.93	2.03

Increase (decrease) from investment operations	0.01	(6.05)	5.35	4.10	2.16

Increase resulting from share repurchases	.40	.82	.28	.14	.09

Distributions from net investment income	(.13)	(.01)	(.11)	(.13)	(.19)
Distributions from net realized foreign currency gains(1)	(.01)	—	—	(.03)	(.01)
Distributions from net realized short-term capital gains(1)	—	(1.54)	—	—	—
Distributions from net realized long-term capital gains	—	(5.02)	(1.81)	(.22)	—

Total distributions	(.14)	(6.57)	(1.92)	(.38)	(.20)

Dilution in NAV from dividend reinvestment	(.02)	(.46)	(.27)	—	—

Net asset value:
End of year	$15.99	$15.74	$28.00	$24.56	$20.70

Market value:
End of year	$12.50	$13.0625	$23.125	$19.625	$16.00
Total investment return for the year:(2)
Based upon market value	(3.29)%	(22.89)%	28.93%	25.28%	6.37%
Based upon net asset value	2.48%	(26.09)%	22.41%	20.74%	12.22%
Ratio to average net assets:
Total expenses before custody credits (3)	1.44%	1.20%	1.10%	1.08%	1.24%
Net investment income (loss)	(.44)%	.56%	.32%	.73%	.68%
Portfolio turnover	60.35%	97.48%	68.20%	52.30%	38.89%
Net assets at end of year (000’s omitted)	$157,265	$173,825	$325,972	$289,133	$247,529

(1)	Characterized as ordinary income for tax purposes.

(2)	Total investment return based on market value is calculated assuming that shares of our common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in our dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(3)	The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.43% and 1.17% for 1999 and 1998, respectively.

MARKET AND NET ASSET VALUE INFORMATION
     Our outstanding common stock is, and the shares offered for subscription pursuant to this rights offering will be, listed on the NYSE. Our common stock is also listed on the Regulated Market Segment (Geregelter Markt) of the Frankfurt Stock Exchange. Since our commencement of operations in March 1990, our common stock has traded in the market at both a premium and a discount to net asset value. Since 1990, our common stock has generally traded at a discount to net asset value. Our officers have not determined the reasons why our common stock has traded at a discount to net asset value, nor can they predict whether our common stock will continue to trade at a discount to net asset value, and if so, the level of such discount. Shares of closed-end investment companies frequently trade at a discount to net asset value.
     We announced our intention to register securities in connection with this rights offering on November [ ], 2005. The net asset values per share of our common stock at the close of business on November [ ], 2005 and [ ], 2005, the last business day prior to the date of this prospectus, were $[ ] and $[ ], respectively, and the last reported sale prices of a share of common stock on the NYSE were $[ ] and $[ ], respectively, [ ]% and [ ]% of net asset value, respectively.
     The following table sets forth for our common stock for the periods indicated: (i) the per share net asset value corresponding to the high/low market price for each quarter, (ii) the per share high and low market price on the NYSE, (iii) the discount to net asset value of each high/low market price and (iv) the total volume of trading on the NYSE during the period.

									Discount to net		Volume of
	Net asset value (1)				Market price (2)				asset value (%)		trading
	High		Low		High		Low		High	Low	(3)(shares)
Fiscal Year 2004
January 31, 2004		$26.30		$22.36		$25.82		$20.02	1.83%	10.47%	1,444,035
April 30, 2004		$28.02		$24.73		$25.15		$20.85	10.24%	15.61%	4,203,900
July 31, 2004		$25.15		$23.50		$22.00		$18.90	12.52%	19.57%	1,667,700
October 31, 2004		$28.70		$23.59		$25.63		$20.14	14.62%	14.62%	1,185,500

Fiscal Year 2005
January 31, 2005		$31.69		$27.97		$28.70		$23.98	9.44%	14.27%	2,223,600
April 30, 2005		$36.18		$31.07		$35.60		$27.58	1.60%	11.23%	3,396,500
July 31, 2005		$37.37		$30.55		$34.92		$26.80	6.56%	12.27%	2,010,400
October 31, 2005		$47.97		$38.22		$51.91		$34.55	8.21%	9.60%	6,987,600

Fiscal Year 2006
January 31, 2006 (through November [ ], 2005)	$	[ ]	$	[ ]	$	[ ]	$	[ ]	[ ] %	[ ] %	[ ]

(1)	Based on our computations

(2)	As reported by the NYSE

(3)	As reported by the NYSE

OUR RIGHTS OFFERING
Purpose of Our Rights Offering
     Our board of directors has determined that it would be in our best interest and in our stockholders’ best interest to increase our assets available for investment, thereby permitting us to take advantage more fully of investment opportunities. In connection with our directors’ consideration of this rights offering, Deutsche Investment Management Americas Inc. (“DIMA), our investment manager, and Deutsche Asset Management International GmbH (“DeAMI”), our investment adviser, believe that the outlook for a number of industries and companies in Central Europe, Russia and Turkey is promising.
     DIMA believes that the long-term outlook for the Czech Republic, Hungary and Poland has improved considerably since their accession into the European Union (“EU”) in May 2004 and their planned entry in the European Monetary Union (“EMU”). DIMA believes that these countries may be able to realize higher GDP growth rates than the overall EU (as currently constituted). DIMA also believes that EU admission has improved transparency, corporate standards and liquidity of the regional capital markets, thereby further attracting both foreign and domestic investor interest.
     DIMA also views Russia and Turkey as two particularly attractive investment markets. In Russia, President Putin has renewed his commitment to reform with a focus on issues important to investors, such as limiting the authority of tax officials and clarifying property rights. Also, the government has taken the opportunity to utilize oil revenues to pay down external debt. In recognition of the government’s fiscal responsibility, Russia now enjoys investment-grade status with all three major ratings agencies. DIMA believes that high energy prices could well persist, and Russia should be a major beneficiary, as an improved infrastructure (rail, road, and pipelines) should facilitate the expected growth in oil output. In Turkey, the government has undertaken important structural reforms in its economy and recently began formal membership discussions with the EU. Further, the government’s tightening of fiscal policy has led to a decline in inflation and interest rates.
     If the economies of Russia and Turkey improve and reform programs continue as anticipated, both countries can expect upgrades in their credit ratings, which in turn should result in lower interest rates and higher economic growth. Overall in the region, but particularly in Russia and Turkey, privatization plans are well under way, which DIMA expects to result in attractive investment opportunities. In addition, DIMA believes that attractive investment opportunities may well arise in other Central European countries currently not represented within the Fund’s portfolio (e.g., Ukraine, Bulgaria and Romania) as these economies and capital markets develop further. Despite forecasts that the economies of “Emerging Europe” will enjoy faster growth than their Western European counterparts in 2006 and 2007, stock markets throughout emerging Europe trade at similar or in most cases lower price-to-earnings and price-to-book ratios than those in Western Europe and the United States.

     Due to the positive economic and market developments, as well as attractive valuations, DIMA and DeAMI believe that now is an opportune time to further invest in Central Europe, Russia and Turkey.
     This rights offering provides existing stockholders the opportunity to purchase additional shares of our common stock at a price that is below market price and may be below net asset value (subject to the sales load described in this prospectus). The distribution to stockholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating stockholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for the dilution of their interests. In addition, our board of directors believes that increasing our assets available for investment should result in a modest lowering of our expenses as a percentage of average net assets because our fixed costs can be spread over a larger asset base. Our board of directors has considered the impact of this rights offering on our net asset value per share. For a discussion of the potential impact of this rights offering on current stockholders, such as dilution, see “Risk Factors and Special Considerations” on page 36 of this prospectus and “—Investment Considerations” below on page 32.
     In determining that this rights offering was in our best interest and in the best interest of our stockholders, our board of directors retained [ ], the dealer manager in this rights offering, to provide us with financial advisory, marketing and soliciting services relating to this rights offering, including the structure, timing and terms of the rights offering. In addition, our board of directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on us if this rights offering is not fully subscribed and the experience of the dealer manager in conducting rights offerings.
     There is no assurance that this rights offering will be successful or that, by increasing our size, our aggregate expenses and, correspondingly, our expense ratio will be lowered.
     We may, in the future and at our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this rights offering. Any such future rights offering will be made in accordance with the Investment Company Act.
     For a discussion of certain benefits of this rights offering to our affiliates, see “—Certain Effects of This Rights Offering” below on page 31.
Terms of the Offer
     We are issuing to stockholders on the record date transferable rights to subscribe for an aggregate of [ ] shares of our common stock. Stockholders of record will receive one right for each share of our common stock held on the record date. Each stockholder on the record date, or each rights holder, will be entitled to acquire at the subscription price one share of our common stock for every three rights held. Fractional shares of our common stock will not be issued upon the exercise of rights; accordingly, rights may be exercised only in integer multiples of three, except that any stockholder on the record date who is issued fewer than three rights may subscribe, at the subscription price, for one full share of our common stock. Rights may be exercised at any time during the subscription period, which commences on [ ] , 2005 and ends on the expiration date, which is 5:00 p.m., New York City time, on [ ], 2005. We may extend the expiration date until 5:00 p.m., New York City time, to a date not later than [ ], 2006. See “—Expiration of This Rights Offering” below on page 24. Shares of our common stock not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, to our stockholders on the record date who fully exercise the rights issued to them pursuant to this rights offering (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share of our common stock) and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights, subject to certain limitations and subject to allotment. Investors who are not stockholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. See “—Over-Subscription Privilege” below on page 21.
     For purposes of determining the maximum number of shares of our common stock a stockholder may acquire pursuant to this rights offering, broker-dealers whose shares are held of record by Cede & Co., the nominee for the Depository Trust Company (“DTC”), or by any other depository or nominee will be deemed to be the holders of the rights that are held by Cede & Co. or such other depository or nominee on their behalf.
     The rights are transferable and application will be made to list them for trading on the NYSE under the symbol “ “. See “—Transferability and Sale of Rights” below on page 22.
     Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated subscription price, to the subscription agent. A rights holder will have no right to rescind a purchase after the subscription agent has received a completed subscription certificate together with payment for the shares offered pursuant to this rights offering. Rights holders who exercise the rights will not know at the time of exercise the subscription price of the shares being acquired and will be required initially to pay for both the shares subscribed for during the subscription period and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $[ ] per share. For a discussion of the method by which rights may be exercised and shares paid for, see “—Exercise of Rights” below on page 25 and “—Payment for Shares” below on page 26.
     There is no minimum number of rights which must be exercised in order for this rights offering to close.
Over-Subscription Privilege
     Shares not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, only to stockholders on the record date who have exercised all rights issued to them (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share of our common stock) and who wish to acquire more than the number of our shares of our common stock for which the rights issued to them are exercisable. Investors who are not stockholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege.
     Stockholders on the record date who are fully exercising their rights during the subscription period should indicate, on the subscription certificate which they submit with respect to the exercise of the rights issued to them, how many shares they are willing to acquire pursuant to the over-subscription privilege.
     All over-subscriptions will be honored in full to the extent that our shares of common stock not subscribed for during the subscription period are available. If there are insufficient shares of our common stock to honor all over-subscriptions, the available shares of our common stock will be allocated pro rata among those who over-subscribe based solely on the number of rights initially issued to them pursuant to this rights offering, so that the number of shares of our common stock issued to stockholders who subscribe pursuant to the over-subscription privilege will generally be in proportion to the number of shares of our common stock owned by them on the record date. The allocation process may involve a series of allocations in order to assure that the total number of shares of common stock available for over-subscriptions is distributed on a pro rata basis.
     We will not offer or sell any shares of our common stock which are not subscribed for during the subscription period or pursuant to the over-subscription privilege.
Transferability and Sale of Rights
     The rights are transferable until the close of business on the last business day prior to the expiration date, which is [ ], 2006, unless we extend the expiration date, until 5:00 p.m., New York City time, to a date not later than [ ], 2006. Application will be made to list the rights on the NYSE under the symbol “[ ]”, subject to notice of issuance. Trading in the rights on the NYSE is expected to be conducted on a when-issued basis from [ ], 2005 until the record date; thereafter, they will trade regular way until the expiration date (including extensions). Stockholders are encouraged to contact their broker, bank or financial adviser for more information about trading the rights. We will use our best efforts to ensure that an adequate trading market for the rights will exist, although there is no assurance that a market for the rights will develop. Assuming a market exist for the rights, the rights may be purchased and sold through usual brokerage channels or sold through the subscription agent.
     Sales through the Subscription Agent and the Dealer Manager. Stockholders on the record date who do not wish to exercise any of the rights issued to them pursuant to this rights offering may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before [ ], 2006 (or, if the subscription period is extended, on or before two business days prior to the extended expiration date). Upon the timely receipt by the subscription agent of appropriate instructions to sell rights, the subscription agent will ask the dealer manager either to purchase or to use its best efforts to complete the sale, and the subscription agent will remit the proceeds of the sale to the selling stockholder. If the rights are sold, sales of those rights will be deemed to have been effected at the weighted average price received by the dealer manager on the day those rights are sold. The sale price of any rights sold to the dealer manager will be based upon the then current market price for the rights. The dealer manager will also attempt to sell all rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the subscription agent as undeliverable as of the fourth business day prior to the expiration date (or, if the subscription period is extended, as of the fourth business day prior to the extended expiration date). The subscription agent will hold the proceeds from those sales for the benefit of those nonclaiming stockholders until the proceeds are either claimed or escheat. There can be no assurance that the dealer manager will purchase or be able to complete the sale of any of those rights and neither we nor the dealer manager have guaranteed any minimum sales price for the rights. If a stockholder does not utilize the services of the subscription agent and chooses to use another broker-dealer or other financial institution to sell rights issued to them pursuant to this rights offering, then the other broker-dealer or financial institution may charge a fee to sell the rights.
     Other Transfers. The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred rights. If this occurs, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the stockholder or, if the stockholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond with the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Exchange Act, subject to the standards and procedures we adopt.
     Stockholders wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date for: (i) the transfer instructions to be received and processed by the subscription agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights, and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by the new subscription certificate to be exercised or sold by the recipients of the subscription certificate. Neither we nor the subscription agent nor the dealer manager shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise or sale prior to the expiration date.
     Except for the fees charged by the subscription agent and dealer manager (which are expected to be paid from the proceeds of the offering), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of rights will be for the account of the transferor of the rights, and none of these commissions, fees or expenses will be paid by us, the subscription agent or the dealer manager. Stockholders who wish to purchase, sell, exercise or transfer rights through a broker, bank or other party should first inquire about any fees and expense that the stockholder will incur in connection with the transactions.

     We anticipate that the rights will be eligible for transfer through, and that the exercise of the primary subscription and the over-subscription may be effected through, the facilities of DTC using the PSOP System at or prior to 5:00 p.m., New York City time, on the expiration date.
The Subscription Price
     The subscription price per share of our common stock will be [ ]% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date and the preceding four business days and (ii) the net asset value per share as of the close of business on the expiration date. For example, if the average of the last reported sale prices on the NYSE on the expiration date and the preceding four business days of a share of our common stock is $[ ] and the net asset value per share of our common stock on the expiration date is $[ ], the subscription price would be $[ ] ([ ]% of $[ ]). If, however, the five-day average of the last reported sale prices on the NYSE on the expiration date is $[ ], and the net asset value per share of our common stock on such date is $[ ], the subscription price would be $[ ] ([ ]% of $[ ]). Since the expiration date of the subscription period will be [ ], 2006 (unless we extend the subscription period), rights holders will not know the subscription price at the time of exercise and will be required initially to pay for both the shares subscribed for on primary subscription and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $[ ] per share. See “Payment for Shares” below. Rights holders who exercise their rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for shares by the subscription agent. We do not have the right to withdraw the rights or cancel this rights offering after the rights have been distributed.
     We announced our intention to register securities in connection with this rights offering on [ ], 2005. The net asset values per share of our common stock at the close of business on [ ], 2005 and on [ ], 2005, the last business day prior to the date of this prospectus, were $[ ] and $[ ], respectively, and the last reported sale prices of a share of our common stock on the NYSE on such dates were $[ ] and $[ ], respectively, equivalent to [ ]% and [ ]% of net asset value, respectively. See “Market and Net Asset Value Information” on page 18 of this prospectus.
Expiration of This Rights Offering
     The offer will expire at 5:00 p.m., New York City time, on [ ], 2006 unless we extend the expiration date. Rights will expire on the expiration date and may not be exercised after this date. If we extend the expiration date, we will make an announcement as promptly as practicable. This announcement will be issued no later than 5:00 p.m., New York City time, on the business day prior to the previously scheduled expiration date. Without limiting the manner in which we may choose to make this announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate this announcement other than by making a release to the Dow Jones News Service or any other means of public announcement as we may deem proper.

Subscription Agent
     The subscription agent for this rights offering is Colbent Corporation, which will receive for its administrative, processing, invoicing and other services as subscription agent a fee estimated to be approximately $[ ], including reimbursement for all out-of-pocket expenses related to this rights offering. Questions regarding the subscription certificates should be directed to Georgeson Shareholder Communications Inc., our information agent at [ ]; stockholders may also consult their brokers or nominees. Signed subscription certificates should be sent, together with payment of the estimated subscription price, to Colbent Corporation, attention: Corporate Actions, by one of the methods described below:

(1) BY MAIL:	(2) BY EXPRESS MAIL OR	(3) BY HAND:
P.O. Box 859208	OVERNIGHT COURIER:	Securities Transfer and Reporting
Braintree, MA	161 Bay State Road	Services, Inc.
02185-9208	Braintree, MA 02184	c/o Colbent Corporation
100 William Street Galleria
New York, NY 10038
     We will honor only subscription certificates received by the subscription agent on or prior to the expiration date at one of the addresses listed above. Delivery to an address other than those listed above will not constitute good delivery.
Exercise of Rights
     Rights are evidenced by subscription certificates that will be mailed to stockholders of record or, if stockholder’s shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or the other depository or nominee. Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the subscription agent, together with payment at the estimated subscription price for the shares as described below under “—Payment for Shares” on page 26 of this prospectus. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. A fee may be charged for this service. Completed subscription certificates and payments must be received by the subscription agent prior to 5:00 p.m., New York City time, on the expiration date at the offices of the subscription agent at the addresses set forth above under “Subscription Agent.”
     Stockholders Who Are Record Owners. Stockholders who are record owners can choose between either option set forth below on page 26 under “—Payment for Shares.” If time is of the essence, option (2) will permit delivery of the subscription certificate and payment after the expiration date.
     Investors Whose Shares Are Held By A Nominee. Stockholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth below under “—Payment for Shares.”

     Nominees. Nominees, such as brokers, trustees or depositories for securities, who hold shares of our common stock for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain those beneficial owners’ intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described below on page 26 under “—Payment for Shares.”
     Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner on the record date, as to the aggregate number of rights exercised during the subscription period and the number of shares subscribed for pursuant to the over-subscription privilege by the beneficial owner and that the beneficial owner exercised all the rights issued to them pursuant to this rights offering. Nominee-Holder Over-Subscription Exercise Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominees with the subscription certificates.
Information Agent
     Any questions or requests for assistance may be directed to the information agent at its telephone number and address listed below:
     The information agent for this rights offering is Georgeson Shareholder Communications Inc.
     If you have questions or need further information about this rights offering, please write or call our information agent at 17 State Street, New York, New York 10004 or [ ].
     Stockholders may also contact their brokers or nominees for information with respect to this rights offering.
     The information agent will receive a fee estimated to be approximately $ , plus reimbursement for all out-of-pocket expenses related to this rights offering.
Payment for Shares
     Rights holders who wish to acquire shares of our common stock pursuant to this rights offering or, if eligible, pursuant to the over-subscription privilege may choose between the following methods of payment:
     (1) A rights holder can send the subscription certificate together with payment for the shares of our common stock subscribed for during the subscription period and, if eligible, for any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based upon an estimated subscription price of $[ ] per share. Subscription will be accepted when payment, together with the executed subscription certificate, is received by the subscription agent at one of the addresses set forth above; the payment and subscription certificate must be received by the subscription agent no later than 5:00 p.m., New York City time, on the expiration date. The subscription agent will deposit all checks received by it for the purchase of shares into a segregated interest-bearing account of ours (the interest from which will belong to us) pending proration and distribution of shares of our common stock. A payment pursuant to this method must be in U.S. dollars by money order or check drawn on a bank located in the United States, must be payable to The Central Europe and Russia Fund, Inc. and must accompany an executed subscription certificate for such subscription certificate to be accepted.
     (2) Alternatively, a subscription will be accepted by the subscription agent if, prior to 5:00 p.m., New York City time, on the expiration date, the subscription agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company or NYSE member guaranteeing delivery of (i) payment of the full subscription price for the shares of our common stock subscribed for during the subscription period and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege, and (ii) a properly completed and executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and executed subscription certificate and full payment for the shares of our common stock are received by the subscription agent by the close of business on the fifth business day after the expiration date.
     On the confirmation date, which will be seven business days following the pricing date, a confirmation will be sent by the subscription agent to each rights holder exercising their rights (or, if shares of our common stock are held by Cede & Co. or any other depository or nominee, to Cede & Co. and that other depository or nominee), showing (i) the number of shares of our common stock acquired during the subscription period, (ii) the number of shares, if any, acquired pursuant to the over-subscription privilege, (iii) the per share and total purchase price for the shares and (iv) any additional amount payable to us by the rights holder or any excess to be refunded by us to the rights holder, in each case based on the subscription price as determined on the expiration date. If any rights holder, if eligible, exercises his right to acquire shares of our common stock pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to the rights holder will be applied by us toward payment for shares acquired pursuant to exercise of the over-subscription privilege. Any additional payment required from a rights holder must be received by the subscription agent within ten business days after the confirmation date. Any excess payment to be refunded by us to a rights holder will be mailed by the subscription agent to him as promptly as practicable. All payments by a rights holder must be in U.S. dollars by money order or check drawn on a bank located in the United States and payable to The Central Europe and Russia Fund, Inc.
     Whichever of the two methods described above is used, issuance and delivery of certificates for the shares of our common stock purchased are subject to collection of checks and actual payment.
     A rights holder who has exercised their rights will have no right to rescind their subscription after receipt of the completed subscription certificate together with payment for shares by the subscription agent.
     If a rights holder who acquires shares of our common stock during the subscription period or pursuant to the over-subscription privilege does not make payment of any additional amounts due, we reserve the right to take any or all of the following actions: (i) find other stockholders for the subscribed and unpaid for shares; (ii) apply any payment actually received by us toward the purchase of the greatest whole number of shares which could be acquired by the rights holder upon exercise of his rights acquired during the subscription period or pursuant to the over-subscription privilege; or (iii) exercise any and all other rights or remedies to which we may be entitled, including, without limitation, the right to set-off against payments actually received by us with respect to the subscribed shares.
     The method of delivery of subscription certificates and payment of the subscription price to the subscription agent will be at the election and risk of the stockholders, but if sent by mail it is recommended that such forms and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the expiration date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.
     All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, which determinations will be final and binding. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until substantially all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.
Notice of Net Asset Value Decline
     We have, pursuant to the SEC’s regulatory requirements, undertaken to suspend this rights offering until we amend this prospectus if subsequent to [ ], 2005, the effective date of our registration statement, our net asset value declines more than 10% from our net asset value as of that date. In that event, we will notify stockholders on the record date of any such decline and permit them to cancel their exercise of rights.
Delivery of Stock Certificates
     Participants in our dividend reinvestment plan will have any shares of our common stock acquired pursuant to this rights offering credited to their stockholder dividend reinvestment accounts in the plan. Stockholders whose shares are held of record by Cede & Co. or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any shares acquired during the subscription period credited to the account of Cede & Co. or other depository or nominee. Shares acquired pursuant to the over-subscription privilege will be certificated and stock certificates representing these shares will be sent directly to Cede & Co. or other depository or nominee. Stock certificates will not be issued for shares credited to plan accounts for participants in our dividend reinvestment plan. With respect to all other stockholders, stock certificates for all shares acquired pursuant to this rights offering will be mailed promptly after payment for the shares subscribed for has cleared.

Distribution Arrangements
     [ ], which is a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as dealer manager for this rights offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer manager will provide financial advisory services and marketing services in connection with this rights offering and will solicit the exercise of rights and participation in the over-subscription privilege. This rights offering is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to [ ] of the aggregate subscription price for shares issued pursuant to this rights offering.
     The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to [ ]% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to [ ]% of the subscription price per share for each share issued pursuant to exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the dealer manager.
     In addition, we have agreed to reimburse the dealer manager up to $[ ] for its reasonable expenses incurred in connection with this rights offering. We and our investment manager have each agreed to indemnify [ ] or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the dealer manager agreement except for any act of bad faith, willful misconduct or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the dealer manager agreement.
     Prior to the expiration of this rights offering, the dealer manager may independently offer for sale shares of our common stock, including shares acquired through purchasing and exercising the rights, at prices it sets. The dealer manager may realize profits or losses independent of any fees described in this prospectus.
     We have agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of ours or securities convertible into equity or equity related securities for a period of 180 days after the date of the dealer manager agreement without the prior consent of the dealer manager, except for the shares of our common stock issued in reinvestment of dividends or distributions.
Foreign Restrictions
     Subscription certificates will not be mailed to stockholders whose record addresses are outside the United States, which includes the District of Columbia, and the territories and possessions of the United States. These stockholders will receive written notice of this rights offering. The rights to which these subscription certificates relate will be held by the subscription agent for these stockholders’ accounts until instructions are received to exercise the rights. If no instructions have been received by 5:00 p.m., New York City time on [ ], 2006, three business days prior to the expiration date (or, if the subscription period is extended, on or before three business days prior to the extended expiration date), the rights of these stockholders will be transferred by the subscription agent to the dealer manager, which will either purchase the rights or use its best efforts to sell the rights. The net proceeds, if any, from sale of those rights by or to the dealer manager will be remitted to these stockholders.
Federal Income Tax Consequences
     The following summary of the material United States federal income tax consequences of the issuance and exercise, transfer or lapse of the rights does not discuss all aspects of federal income taxation that may be relevant to a particular stockholder, and stockholders should consult their own tax advisors regarding the tax consequences, including state, local and foreign tax consequences, relevant to their particular circumstances.
(1)	The value of a right will not be includible in the income of a stockholder at the time the right is issued.

(2)	The basis of a right issued to a stockholder will be zero, and the basis of the share with respect to which the right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the right on the date of distribution is at least 15% of the fair market value of the old share, or (b) the stockholder affirmatively elects (in the manner set out in Treasury Regulations under the Internal Revenue Code of 1986, as amended (the “Code”)) to allocate to the right a portion of the basis of the old share. If either (a) or (b) applies, the stockholder must allocate basis between the old share and the right in proportion to their fair market values on the date of distribution.

(3)	The basis of a right purchased in the market will generally be its purchase price.

(4)	The holding period of a right issued to a stockholder will include the holding period of the old share.

(5)	No loss will be recognized by a stockholder if a right distributed to the stockholder expires unexercised because the basis of the old share may be allocated to a right only if the right is exercised. If a right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the right.

(6)	Any gain or loss on the sale of a right will be a capital gain or loss if the right is held as a capital asset (which in the case of rights issued to stockholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period exceeds one year.

(7)	No gain or loss will be recognized by a stockholder upon the exercise of a right, and the basis of any share acquired upon exercise (the new share) will equal the sum of the basis, if any, of the right and the subscription price for the new share. The holding period for the new share will begin on the date when the right is exercised.
Employee Plan Considerations
     Stockholders whose shares are in employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to the employee retirement plan (other than rollover contributions or trustee-to-trustee transfers from other employee retirement plans) in order to exercise rights would be treated as contributions to the employee retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of employee retirement plan qualified under Section 401(a) of the Code and certain other employee retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. In addition, there may be other adverse tax and ERISA consequences if rights are sold or transferred by an employee retirement plan.
     Employee retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an individual retirement account (“IRA”) is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.
     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may affect the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, employee retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code.
Certain Effects of This Rights Offering
     Our investment manager and investment adviser will benefit from this rights offering because the investment management fee and the investment advisory fee are based on our average weekly net assets. See “Our Management” on page 46 of this prospectus and “Investment Advisory and Other Services” on page B-20 of the SAI. It is not possible to state precisely the amount of additional compensation our investment manager and investment adviser will receive as a result of this rights offering because it is not known how many shares of our common stock will be subscribed for and because the proceeds of this rights offering will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (i) all rights are exercised, (ii) our average weekly net asset value during 2006 is $[ ] per share (the net asset value per share on [ ], 2005) and (iii) the subscription price is $[ ] per share ([ ]% of the last reported sale price of a share of our common stock on [ ], 2005) and after giving effect to dealer manager and soliciting fees, our investment manager and investment adviser would receive additional management and advisory fees of approximately $[ ] and

$[ ], respectively. In addition, certain affiliates of our investment manager and investment advisor may, in their capacity as broker-dealers, charge commissions or other fees and expenses to stockholders who exercise, transfer or purchase rights through them. Some of our directors who voted to authorize this rights offering may benefit indirectly from their affiliations. One of our directors who voted to authorize this rights offering is an interested person of our investment manager and our investment adviser. Another one of our directors is affiliated with [ ], the dealer manager in this rights offering. The other directors who voted to authorize this rights offering are not affiliated with our investment manager, investment adviser or with the dealer manager. See “Our Management” on page 46 of this prospectus and “Management” on page B-8 of the SAI.
Investment Considerations
     Upon completion of this rights offering, stockholders who do not exercise their rights fully will own a smaller proportional interest in us than would be the case if this rights offering had not been made. In addition, because the subscription price per share will be less than the then net asset value per share of our common stock, this rights offering will result in a dilution of net asset value per share of our common stock for all stockholders, irrespective of whether they exercise all or any portion of the rights. This dilution will disproportionately affect stockholders who do not exercise their rights. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the subscription price will be, what the net asset value per share will be at the expiration date or what proportion of our shares will be subscribed for, the dilution could be substantial. For example, assuming that all rights are exercised, that our net asset value on the expiration date is $[ ] per share (the net asset value per share on [ ], 2005), and that the subscription price is [ ]% of an average market price of $[ ] per share (the last reported sale price of a share of our common stock on [ ], 2005), our net asset value per share on this date would be reduced by approximately $[ ] per share, after giving affect to the dealer manager and broker solicitation fees payable by us, estimated at $[ ], and other expenses of this rights offering, estimated at $[ ], payable by us. Stockholders on the record date may experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights.
Important Dates to Remember

Record date	[	]

Subscription period	[	]*

Expiration date and pricing date	[	]*

Notices for guarantees of delivery due	[	]*

Payment for guarantees of delivery due	[	]*

Confirmation mailed to participants	[	]*

Final payment of shares	[	]*

*	Unless this rights offering is extended

USE OF PROCEEDS
     Assuming all shares in this rights offering are sold at an estimated subscription price of $[ ] per share, the net proceeds of this rights offering are estimated to be approximately US $[ ] after payment of the dealer manager and soliciting fees and estimated offering expenses. However, we do not know whether all rights will be exercised in full, and the subscription price will not be determined until the close of business on the expiration date of this rights offering. We expect that the net proceeds will be invested in accordance with the policies set forth below under “Investment Objective and Policies” and on page B-2 of the SAI under “Investment Objective and Policies” within three months from the expiration date, and in no event will the time period for investment exceed six months.
INVESTMENT OBJECTIVE AND POLICIES
     Our investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. The term “Central Europe” includes, for this purpose:

Republic of Albania	Federal Republic of Germany	Romania
Republic of Austria	Republic of Hungary	Slovak Republic
Republic of Bosnia and Herzegovina	Republic of Latvia	Republic of Slovenia
Republic of Belarus	Grand Duchy of Liechtenstein	Swiss Confederation (“Switzerland”)
Republic of Bulgaria	Republic of Lithuania	Ukraine
Republic of Croatia	Former Yugoslav Republic of Macedonia	Federal Republic of Yugoslavia
Czech Republic	Republic of Moldova
Republic of Estonia	Republic of Poland
     A map showing these countries is set forth on the inside cover page of this prospectus.
     Under normal circumstances, at least 80% of our net assets will be invested in the securities of issuers domiciled in Central Europe or Russia. If we borrow money (referred to as “leverage”), which we are permitted to do only for emergency or exceptional circumstances, the 80% minimum will apply to the total of our net assets plus the amount of those borrowings. We may also invest in equity or equity-linked securities of issuers domiciled elsewhere in Europe. An issuer is deemed to be “domiciled” in a country or region if:
•	it is organized under the laws of that country, or a country within that region, or maintains its principal place of business in that country or region,

•	it derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in that country or region, or has 50% or more of its assets in that country or region, in each case as determined in good faith by our investment manager, or

•	its equity securities are traded principally in that country or region.

     The term “Europe” includes the countries of Central Europe, as well as:

Kingdom of Belgium Republic of Cyprus	Republic of Ireland	Kingdom of Spain
Kingdom of Denmark	Italian Republic	Kingdom of Sweden
Republic of Finland	Grand Duchy of Luxembourg Republic of Malta	Republic of Turkey
Republic of France	Kingdom of the Netherlands	United Kingdom of Great Britain and Northern Ireland
Hellenic Republic (“Greece”)	Kingdom of Norway
Republic of Iceland	Republic of Portugal
     Any future country or countries (or other political entity) formed by combination or division of the countries comprising Central Europe, Europe or Russia shall also be deemed to be included within the term “Central Europe”, “Europe” or “Russia”, respectively.
     Our investment objective and the investment policies described above are fundamental and may be changed only by the approval of a majority of our outstanding voting securities. Under the Investment Company Act, a “majority” means 67% of our shares present at a meeting of our stockholders if the owners of more than 50% of our shares then outstanding are present in person or by proxy or, if lower, more than 50% of our outstanding shares. We refer to this approval voting level as a “majority vote.” We will not trade in securities for short-term gain. Current interest and dividend income are not an objective of ours. No assurance can be given that we will be able to achieve our objective.
     For purposes of the above policies and for the policies and practices described below in “—Portfolio Structure” and “—Other Investment Practices,” all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security from our portfolio.
Portfolio Structure
     We will seek to achieve our investment objective of long-term capital appreciation primarily by investing in equity and equity-linked securities of companies in a spectrum of industries. Equity and equity-linked securities include common stock, convertible and non-convertible preferred stock, whether voting or non-voting, convertible bonds, bonds with warrants and unattached warrants. Equity-linked securities refer to debt securities convertible into equity and securities such as warrants, options and futures, the prices of which reflect the value of the underlying equity securities receivable upon exercise or settlement of the linked security. For a discussion of the types of futures and options that we may or may not invest in, see “—Other Investment Practices” described below and “Investment Objective and Policies—Futures and Options” on page B-3 of the SAI.
     We will not concentrate investments in any one industry. Non-concentration means that we will not invest more than 25% of our total assets in the securities of issuers in any one industry. For purposes of this non-concentration policy, our investment manager generally classifies the issuers of our portfolio securities according to the broad industry classification used by Standard & Poor’s Corporation.

     In selecting industries and companies for our investments, our investment adviser and the investment manager generally consider factors such as overall growth prospects, competitive position in their product markets, management, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources and government regulation.
     We have no current intention of focusing our investments in any particular countries other than Poland, Russia, Hungary, the Czech Republic and Turkey, where our investments are and may in the future be significant. On October 31, 2005, the percentages of our total assets invested in these countries were: Russia — 50.0%, Poland —15.8%, Turkey —12.8%, Hungary — 8.6% and the Czech Republic — 6.2%. Nonetheless, except as described in this prospectus, there are no prescribed limits on geographic asset distribution within and, from time to time, a significant portion of our assets may be invested in companies domiciled in as few as three countries. Our board of directors has also adopted a non-fundamental policy, which may be changed without stockholder approval, that for the time being permits us to invest up to the following percentages of the value of our total assets in equity and equity-linked securities of issuers domiciled in the following countries. Our board reserves the right to change this policy.

Country	Percentage of Total Asset Limit
Poland	65%
Russia	60%
Hungary	50%
Czech Republic	30%
Turkey	20%
Any single other country	15%
     We may not purchase more than 10% of the outstanding voting securities of any single issuer.
     Although we intend to focus our investments in equities or equity-linked securities that are listed on a recognized securities exchange or otherwise publicly traded, we may also invest in securities that are not readily marketable.
     We may also invest in other investment companies, subject to applicable limitations under the Investment Company Act. These limitations include a prohibition on our acquiring more than 3% of the voting securities of any other investment company, more than 5% of our total assets in securities of any one investment company, or more than 10% of our total assets in securities of all investment companies combined. Any investment companies in which we may invest will have a policy of investing all or substantially all of their assets in one or more European countries or Russia. Investments in other investment companies may involve an additional layer of expenses because of the fees and expenses payable by such other investment companies. In determining whether to invest our assets in other investment companies, our investment manager and investment adviser will take into consideration, among other factors, the advisory fee and other expenses payable by those other investment companies.

Other Investment Practices
     In addition to the investment practices discussed above in “Investment Objective and Policies—Portfolio Structure,” we may also invest in additional types of securities, such as warrants, if consistent with our investment objective, and participation certificates of issuers in any European country or Russia. Participation certificates generally entitle the holder to participate in dividend distributions, but not to vote or claim assets in liquidation.
     For hedging purposes, we may also purchase put and call options on stock of European or Russian issuers and, if and when permitted by applicable U.S. law, invest in the index and bond futures of any other derivative securities listed on any organized exchange. We may also purchase put and call options on bonds and other securities, as well as securities indices and, to the extent permitted by applicable U.S. law, may invest in other options, futures and options on futures with respect to any securities or securities indices compatible with our investment objective that may from time to time become available on any organized exchange.
     We may also write (also referred to as “selling”) covered call options on our portfolio securities and appropriate securities indices for purposes of generating income. We may write covered call options on portfolio securities and appropriate securities indices up to the amount of our entire portfolio.
     We may invest up to 20% of our total assets in fixed income securities of European or Russian issuers. For temporary defensive purposes, we also may invest in money market instruments denominated in U.S. dollars or in a European or Russian currency or composite currency, including bank time deposits and certificates of deposit.
     We may also lend our portfolio securities to banks, securities dealers and other institutions meeting the creditworthiness standards established by our board of directors. We may lend our portfolio securities so long as the terms and the structure of the loans are consistent with the Investment Company Act.
     Although we do not currently engage in foreign exchange transactions as an investment strategy, we may, when our investment adviser and our investment manager deem it advisable, attempt to hedge our foreign currency exposure by entering into forward currency contracts.
     For a more detailed discussion of our investment practices with respect to warrants, participation certificates, futures and options, fixed income securities, securities lending and currency transactions and the special considerations relevant to those practices, see “Investment Objective and Policies” on page B-2 of the SAI. For information regarding other investment restrictions, see “Investment Restrictions” on page B-6 of the SAI.
RISK FACTORS
Risks Relating to Foreign Investment Generally
     Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other things:

•	generally less liquid and less efficient securities markets;

•	generally greater price volatility;

•	exchange rate fluctuations and exchange controls and the costs associated therewith;

•	currency fluctuation;

•	imposition of restrictions on the expatriation of funds or other assets;

•	less publicly available information about issuers;

•	the imposition of taxes;

•	higher transaction and custody costs;

•	settlement delays and risk of loss;

•	difficulties in enforcing contracts;

•	difficulties in obtaining or enforcing a court judgment;

•	less liquidity and smaller market capitalizations;

•	lesser governmental regulation of the securities markets;

•	different accounting, auditing, financial and disclosure standards;

•	governmental interference;

•	higher inflation;

•	social, economic and political uncertainties;

•	the risk of expropriation of assets; and

•	the risk of war.
     Some foreign markets in which we invest are considered to be in emerging market countries. Investment in these countries subjects us to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.
     The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase our costs and expenses. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of those countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
     Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. We could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require us to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to us.
     An established secondary market might not exist for many of the emerging market issuer securities in which we invest. Reduced secondary market liquidity may have an adverse effect on market price and our ability to dispose of particular instruments when necessary. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for us to obtain accurate market quotations for purposes of valuing our portfolio and calculating our net asset value. Market quotations are generally available for many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.
Risks Relating to Investment in Russia
     Investing in Russia subjects us to many of the same risks associated with investing in Central European countries that are described below. However, there are significant risks inherent in Russian securities that are not typically associated with securities of companies in more developed countries. The value of Russian securities may be affected by various uncertainties, such as economic, political and social instability, investment and regulatory risk, including crime and corruption in government and business, and inconsistency and underdevelopment of Russia’s tax and legal systems. As is the case with issuers in most emerging markets, Russian securities are subject to a higher degree of volatility than the securities of Western companies. Although investment in Central European countries shares some of these risks, as described below, investments in Russia should be considered to have greater risks.
     Since the break-up of the U.S.S.R. at the end of 1991, Russia has undergone substantial and, at times, turbulent economic disruption and political and social upheaval. Russia continues to make transitional movements from a centrally controlled command system to a market-oriented, democratic model of government, but its continued development, and the pace with which it continues to make the transition, remains uncertain. Since 1991, Russia has been affected by declines in gross domestic product (GDP), hyperinflation, an unstable currency and high government indebtedness relative to GDP. The Russian economy also suffers from the lack of an effective banking system and a significant proportion of commercial transactions are settled in kind or by the use of promissory notes. Russia’s role and its reintegration into the global political economy are also unclear. Moreover, internal regional conflicts continue to exist, which highlight the political tension between the central government in Moscow and certain regions within the Russian Federation. At times, the Russian government also engages in expropriation, nationalism and confiscation of assets.
     At the time of writing President Vladimir Putin’s popularity within Russia has largely recovered from losses sustained earlier in 2005 when he attempted to monetize social benefits. Despite his strong domestic approval ratings, President Putin has repeatedly stated that he will not implement constitutional changes to enable himself to run for a third consecutive term as president. This has created widespread speculation on possible presidential candidates for 2008 (including speculation over whether President Putin will attempt to anoint a successor), particularly due to the increased power that the Office of President has gained under Putin. As a result, the parliamentary agenda over the next two years is likely to be affected by political jockeying for position ahead of the presidential elections. During his Presidential address to the Parliament in April, President Putin placed a renewed emphasis on implementing key reforms, with a particular focus on reforms aimed to reassure investors. However, even in the face of renewed legislative activity, the government suffers from the perception that it lacks a clear economic agenda.
     The Russian economy relies heavily on the production and export of oil. Oil and gas companies can be significantly affected by the supply of and demand for energy fuels generally as well as the supply of and demand for oil and gas in particular, the general condition of industries that serve oil and gas companies, price fluctuations in energy and oil and gas prices, exploration and production spending, energy conservation, the success of exploration projects, government regulation, including taxation, world events, events involving nature, other events involving international politics, increased competition, social views, environmental concerns and economic conditions. Natural gas companies, moreover, are subject to changes in price and supply of both conventional and alternative energy sources. Russia also has substantial trading links with Iraq. Because Russia is highly sensitive to changes in the world oil price and because of United States military action in Iraq, it is even more difficult to predict future oil price movements with any certainty, and fluctuations in prices may increase substantially.
     In 2004, the Russian equity market suffered from significant uncertainty in the wake of the widely-publicized Yukos case, in which the Russian government effectively seized control of the company’s key production unit by forcing the sale of subsidiary Yuganskneftegas in connection with billions of dollars in back-tax claims. Because the move was widely considered to be a politically motivated attack on Mikhail Khodorkovsky, the company’s chief executive officer, investors pulled their money out of Russia over concerns of a lack of the rule of law and shareholder rights. The government has since taken steps to reassure investors that Yukos was an isolated case, and with Mr. Khodorkovsky now in jail, investors have shifted their focus away from Yukos.
     A centralized public market for trading Russian securities has not developed, despite the number of stock exchanges in Russia, and trading occurs mostly over-the-counter. The Russian securities market is still developing and is regulated by several different authorities that are often in competition with each other, resulting at times in contradictory regulations. Corporate governance standards for Russian companies have also proven to be poor, and minority stockholders in Russian companies have suffered losses due to abusive share dilutions, asset transfers and transfer-pricing practices. Stockholders of Russian securities also lack many of the protections available to stockholders of Western issuers. In addition, businesses and parts of the Russian economic system also continue to suffer from very high levels of crime, including extortion and fraud. Moreover, accounting, financial and audit reporting by Russian companies is also generally of less quality and less reliable compared with Western companies.
     Laws and regulations involving foreign investment in Russian enterprises, title to securities and transfer of title are also relatively new and can change quickly and unpredictably in a manner far more volatile than in developed market economies. We may also experience difficulty transferring income received in investments in Russian issuers, such as profits, dividends and interest payments, abroad. See “—Exchange Rate Fluctuations and Foreign Currency Considerations” below.
     Russia’s taxation system is frequently changing, and enforcement is inconsistent at federal, regional and local levels. Decision-making and enforcement under Russia’s legal system also lacks any consistency as a result of the volume of new legislation and political instability.
Risks Relating to Investment in Central Europe
     European countries are in varying stages of transition towards becoming market-oriented economies based on private and entrepreneurial initiatives, multi-party democracies, pluralism and market economies. These countries experienced extremely volatile market performance in the past decade, and investing in securities of Central European issuers entails all of the risks of investing in securities of foreign issuers to a heightened degree. In addition, a substantial portion of the economic growth, if any, of Central European countries is attributable to their export industries rather than domestic consumption; therefore, the Central European countries are also highly susceptible to economic downturns in Western European countries and the United States, which are substantial consumers of their exported products.
     Central European markets continue to be relatively volatile, and our investments will remain subject to currency fluctuation and local political, economic and social uncertainties. Investments in a single region, even though representing a number of different countries, may be affected by common economic forces and other factors. We are subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. There are also individual exceptions within Central Europe from a risk perspective. For example, while the Republic of Belarus and the Republic of Moldova are geographically in the same region, their economies are significantly less developed than those of other Central European countries. Less developed markets involve higher levels of risk. In addition, many companies in Central Europe generally do not have operating histories of significant duration. Consequently, securities traded in these markets may be subject to greater volatility and price fluctuations than securities that are traded in more developed markets.

     Investing in any developing market means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. The specific nature of such risks may vary according to the Central European country in which investments are made. These risks include, among other things:
•	the risk of nationalization or expropriation of assets or confiscatory taxation, which may involve the risk of total loss;

•	controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on our ability to exchange local currencies for U.S. dollars;

•	greater social, economic and political uncertainty (including regional conflict and the risk of war);

•	transitional forms of government;

•	delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody used in certain Central European countries;

•	risks in connection with the maintenance of our portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to us;

•	the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;

•	pervasiveness of public corruption and crime in the economic systems of certain Central European countries;

•	greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets in which we may invest;

•	currency exchange rate volatility and the lack of available currency hedging instruments;

•	the use of derivative instruments to invest in, or in connection with our investment in, the region, which may include: forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon;

•	higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation);

•	the risk that, by possibly investing significantly in certain multi-industry sectors, we may be affected more by any single economic, political or regulatory development relating to a specific sector;

•	the financial condition of Central European issuers, including any debt amounts and the fact that such issuers may be smaller, less seasoned and newly organized;

•	the risk that dividends may be withheld at the source;

•	dependency on exports and the corresponding importance of international trade;

•	the difference in, or lack of, disclosure, auditing and financial reporting standards, which may result in unavailability of material information about issuers in many Central European countries;

•	the risk that the tax systems of Central European countries may not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation;

•	the fact that statistical information regarding the economy of Central European countries may be inaccurate or not comparable to statistical information regarding the United States or other economies;

•	less extensive regulation of the securities markets than in more developed countries;

•	markets that may be substantially influenced by insider trading and other market practices not accepted in developed markets;

•	the risks associated with the difficulties that may occur in pricing our portfolio securities;

•	possible difficulty in identifying a purchaser of securities held by us due to the underdeveloped nature of the securities markets in Central Europe; and
     the risk of lawsuits arising from restrictive regulations and practices with respect to foreign investment in particular industries.
Risk Factors Relating to Investment in Turkey
     Investing in Turkey subjects us to many of the same risks associated with investing in Central European countries that are described above. However, there are significant risks inherent in Turkish securities that are not typically associated with securities of companies in more developed countries. The value of Turkish securities may be affected by various uncertainties, such as economic, political and social instability, investment and regulatory risk. As is the case with issuers in most emerging markets, Turkish securities are subject to a higher degree of volatility than the securities of Western companies. Although investment in Central European countries shares some of these risks, as described below, investments in Turkey should be considered to have greater risks.
     Over the past two decades, the Turkish economy has transitioned from a highly regulated economy to a free market system. Despite a generally successful transition, the Turkish economy has experienced significant macroeconomic imbalances, including substantial budget and balance of payments deficits, high rates of inflation, and high real rates of interest. High levels of government debt and the high current account deficit continue to threaten Turkey’s economic stability. Turkey has entered into two stand-by agreements with the International Monetary Fund (IMF) over the past 5 years to stabilize its financial health. Nonetheless, in 2001 a liquidity crisis in the banking sector triggered massive currency depreciation, soaring interest rates, and hyperinflation. In 2002, the government renewed its commitment to improve the Turkish economy with a reform program based on a flexible exchange rate regime, tight fiscal policy, structural reform in the banking sector, and contained inflation. The reform program has contributed to economic growth, but the economy remains vulnerable to volatility due to external and internal shocks such as high oil prices, terrorism, and political uncertainty, as well as changes in investor sentiment. In May 2004, for example, the Turkish lira depreciated significantly as share prices plummeted and interest rates rose.
     Throughout its history, Turkey has been plagued by political instability, which could have an adverse effect on the investment climate. Over the past 80 years, 58 different governments have ruled in Turkey, with military coups occurring once every decade from 1960 to 1980. The current government is led by the Justice and Development Party (AKP), which has been in power since November 2002 and is the first party in nearly two decades to have a majority in parliament. Despite the recent political stability, the potential for future political upheaval presents a very real risk to the implementation of important economic reforms. The next national election will be held in 2007 and a change of government could result in a change in economic policies. AKP has so far shown a commitment to the current IMF program, but failure to continue to follow the IMF program could have an adverse effect on the Turkish economy.
     Uncertainties relating to Turkey’s bid for EU membership are an additional source of volatility in the Turkish financial markets. In October of this year, formal negotiations on Turkey’s accession into the EU were launched. The criteria for joining the EU include implementation of a number of political, legislative and economic reforms, which Turkey may decide in the future that it is either unable or unwilling to fulfill. In addition, there is significant political pressure within the European Union to move toward a “privileged partnership” with Turkey rather than full membership. The negotiations are expected to last a decade, and market sentiment may fluctuate dramatically as the negotiations progress.
     In addition to the domestic political uncertainty, terrorism and political instability in neighboring countries, such as Iran and Iraq, is another source of risk associated with investment in Turkey. Terrorism within Turkey and conflicts in other countries in the region could create greater volatility in the Turkish financial markets. Given the current war in Iraq, political instability in the Middle East is likely to remain a concern. In addition, terrorist bombings have occurred in Turkey within the past two years, and the threat of future terrorist acts could result in additional volatility. Turkey has previously been in conflict with the Peoples’ Congress of Kurdistan (PKK), a recognized terrorist group in the United States and some parts of Europe; the Kurdish issue continues to be a source of potential political instability.
     The Turkish equity market is significantly less developed than securities markets in the United States and Western Europe. The market in Turkey is smaller, less liquid, and more volatile. Approximately half of the market capitalization of the Istanbul Stock Exchange (ISE) is concentrated in ten companies and shares of five companies accounted for approximately one-third of the average daily trading value of all stocks traded on the ISE in 2004. Securities that trade on the Turkish market may be subject to significant fluctuations in price that are not necessarily related to the financial performance of the companies that issued the securities.

Dilution of Net Asset Value
     A dilution of the aggregate net asset value on a share of our common stock will be experienced as a result of this rights offering because the subscription price will be less than our then current net asset value per share. This dilution will be experienced by all stockholders, irrespective of whether they exercise all or a portion of their rights. In addition, as a result of the terms of this rights offering, stockholders who do not fully exercise their rights should expect that they will, at the completion of this rights offering, own a smaller proportional interest in us than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what proportion of the shares will be subscribed for as a result of this rights offering, what the subscription price will be or what the net asset value per share will be on the expiration date, the dilution could be substantial. For example, assuming that all rights are exercised and that the subscription price of $[ ] is approximately [ ]% below our net asset value of $[ ] per share on [ ], 2005, our net asset value per share (after payment of the financial advisory and soliciting fees and estimated offering expenses) would be reduced by approximately $[ ] per share. The distribution to stockholders of transferable rights which themselves may have intrinsic value will also afford non-participating stockholders the potential of receiving a cash payment upon sale of their rights, receipt of which may be viewed as partial compensation for the dilution of their interest in us. No assurance can be given that a market for the rights will develop or as to the value, if any, that rights will have.
Net Asset Value Discount
     As with any stock, the price of our shares of common stock will fluctuate with market conditions and other factors. Shares of closed-end investment companies frequently trade at a discount to net asset value. This is a risk separate and distinct from the risk that our net asset value will decrease. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of purchasing shares of a closed-end fund which might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares of common stock are not entitled to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares on the NYSE. Stockholders wishing to sell their shares of common stock during this rights offering should be aware that there is greater risk that the discount to net asset value, which may increase during this rights offering, will adversely affect them. This increased risk is because, among other things, the market price per share may reflect anticipated dilution that will result from this rights offering. There can be no assurance that, after the completion of this rights offering, our shares will trade at the same level as our current discount to net asset value. For information about our common stock and its current and historical performance, see “Market and Net Asset Value Information” on page 18 of this prospectus and “Description of Common Stock” on page 50 of this prospectus.

Exchange Rate Fluctuations and Foreign Currency Considerations
     Substantially all of our assets are invested in Russia and Central Europe, and substantially all of the income we receive from these investments will be in euros or other foreign currencies. We anticipate that in general the foreign currencies received by us with respect to most of our investments will be freely convertible into U.S. dollars on foreign exchange markets and that in most cases the U.S. dollars received will be fully repatriable out of the various foreign countries in which we invest. However, our investments in Russia will be in securities denominated in Russian rubles, which are not externally convertible into other currencies outside of Russia. There can be no assurance that the foreign countries in which we invest will not impose restrictions in the future movement of U.S. dollars or foreign currencies across local borders or on the convertibility of the foreign currencies into U.S. dollars.
     The value of our assets and income will be measured in U.S. dollars. Assets and liabilities denominated in euros or other foreign currency amounts are translated into U.S. dollars at the 10:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. We will compute and distribute income in U.S. dollars, and the computation of income will be made on the day we earn the income. Therefore, if the value of foreign securities in which we receive income falls relative to the U.S. dollar between the earning of the income and the time at which we convert the foreign currencies to U.S. dollars, we may be required to liquidate securities in order to make distributions if we have insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on our performance.
     Since we will invest in securities denominated or quoted in currencies other than U.S. dollars, changes in foreign currency exchange rates will affect the value of securities in our portfolio and the unrealized appreciation or depreciation of our investments. Further, we may incur costs in connection with conversions between various currencies.
     We do not currently engage in foreign exchange transactions as an investment strategy. However, at such future time as our investment manager and investment advisor believe that one or more currencies in which our securities are denominated might suffer a substantial decline against the U.S. dollar, we may, in order to hedge the value of our portfolio, enter into forward currency contracts. For more information on our investment policies with respect to currency transactions, see “Investment Objective and Policies—Currency Transactions” on page B-5 of the SAI.
Interest Expense
     We may, subject to limitations described under “Investment Restrictions” on page B-6 of the SAI, borrow money for temporary or emergency purposes for the clearance of transactions. Borrowing money will subject us to interest expenses, and we may incur other transactions costs.
Certain Provisions of Our Articles of Incorporation and Bylaws
     We have provisions in our articles of incorporation and bylaws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of us, to cause us to engage in certain transactions or to modify our structure. For a discussion of these provisions, see “Description of Common Stock—Provisions of Our Articles of Incorporation and Bylaws Affecting Change of Control and Extraordinary Transactions” on page 50 of this prospectus.
Foreign Custody
     Investors Bank and Trust Company (“IBT”) acts as our custodian. IBT has agreements with a global network of sub-custodians, which, together with IBT, maintain custody of our portfolio securities and cash. Thus, our foreign securities and cash are generally held in foreign banks and securities depositories. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on our ability to recover our assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for us to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount we can earn on our investments and typically results in a higher operating expense ratio for us than for investment companies invested only in the United States.
Market Disruption
     As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. U.S. military and related action in Iraq and events in the Middle East could have significant adverse effects on U.S. and world economies and markets. We do not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to our common stock.
OUR MANAGEMENT
Information Regarding Directors and Officers
     Our business and affairs are managed under the direction of our board of directors. The directors approve all significant agreements between us and persons or companies furnishing services to us, including our agreement with our investment manager, investment adviser, custodian and transfer agent. The management of our day-to-day operations is delegated to our officers and to our investment manager and investment adviser, subject always to our investment objective and policies and to the general supervision of our board of directors. We have ten directors, three of whom are “interested persons” (as defined in the Investment Company Act) and seven of whom are not “interested persons.” An “interested person” is a director who is not independent under the specific requirements of the Investment Company Act. The names and business addresses of our directors and officers and their principal occupations and other affiliations during the past five years are set forth on page B-8 under “Management” in the SAI.

Investment Manager
     Deutsche Investment Management Americas Inc. (“DIMA”), with principal offices located at 345 Park Avenue, New York, New York, is our investment manager and administrator. Subject to the supervision of our board of directors and pursuant to recommendations made by our investment adviser, DIMA also determines which securities are suitable for our investment. We pay DIMA an annual management fee equal to 0.65% of our average weekly net assets up to $100 million, and 0.55% for those assets in excess of $100 million. A discussion regarding the basis for the board of directors approving our contracts with DIMA and DeAMI is available on page B-21 of the SAI.
     DIMA is an indirect wholly-owned subsidiary of Deutsche Bank AG. DIMA is engaged in the investment advisory business. DIMA also serves as investment manager for numerous other registered investment companies. As of September 30, 2005, DIMA had total assets of approximately $172 billion under management.
     With total assets of approximately $1.173 trillion, Deutsche Bank AG is the largest commercial and investment bank in Germany and a leading European financial institution, and is ranked among the world’s largest banks in terms of total assets as of September 30, 2005. Its principal corporate offices are located at Taunusanlage 12, 60325 Frankfurt am Main, Germany. Deutsche Bank AG and certain of its affiliates are engaged in the management of client funds as well as investment advisory activities.
     For additional information about our investment manager, see “Investment Advisory and Other Services” on page B-20 of the SAI.
Investment Adviser
     Deutsche Asset Management International GmbH (“DeAMI”), with principal offices located at Mainzer Landstrasse 178-190, 60327 Frankfurt am Main, Germany, is our investment adviser. In accordance with our investment objective, policies and restrictions, DeAMI makes recommendations to our investment manager with respect to our investments and, upon instructions given by our investment manager as to which securities are suitable for investment, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on our behalf. We pay DeAMI an annual investment advisory fee equal to 0.35% of our average weekly net assets up to $100 million, and 0.25% for those assets in excess of $100 million.
     DeAMI is a subsidiary of Deutsche Bank AG. DeAMI provides international portfolio management services to institutional investors worldwide. DeAMI also serves as investment adviser for The European Equity Fund, Inc. and The New Germany Fund, Inc., which are closed-end registered investment companies.
     For additional information about our investment adviser, see “Investment Advisory and Other Services” on page B-20 of the SAI.

Portfolio Management
     The names of the persons primarily responsible for the day-to-day management of our investment portfolio and their business experience during at least the past five years are set forth in the table below. Additional information about the compensation, other accounts managed and the ownership of our securities by these persons is provided on page B-29 of the SAI.

		Length of Time	Business Experience
Name	Title	Served	During Past Five Years
Sandra M. Schaufler	Chief Investment Officer	Since 2004	Director, Deutsche Asset Management (2004-present) and Portfolio Manager for The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. Formerly, Director of Equity Sales, HVB Capital Markets (2001-2003); Portfolio Manager, Deutsche Asset Management (1997-2001)

Robert Kalin	Senior Fund Manager, Equities	Since 2002	Senior Portfolio Manager Equities, Emerging Markets at Deutsche Asset Management (since 2002). Formerly, Senior Portfolio Manager, Zurich Invest (2001-2002), responsible for Emerging Europe; Advisor to Zurich Invest Mittelosteuropa Fund (1998-2001)

Steffen Gruschka	Head of Emerging European Equities, Director	Since 2001	Director, Deutsche Asset Management, Frankfurt (since 2001). Formerly, Funds Manager for Emerging European Equities, Deutsche Asset Management (1998-2001)

Sylwia Szczepek	Senior Fund Manager, Equities	Since 2001	Vice President, Deutsche Asset Management, Frankfurt; Funds Manager for Emerging European Equities, Deutsche Asset Management (since 2001). Formerly, Deutsche Bank, Corporate Development (Afk)
Affiliated Brokerage
     In fiscal year 2003 we paid brokerage commissions to Deutsche Bank AG and its affiliates. Deutsche Bank AG is the German parent of our investment manager and investment adviser. For our fiscal years ended October 31, 2004 and October 31, 2005, however, Deutsche Bank AG and its affiliates did not receive brokerage commissions from us. For information about brokerage practices and commissions, see “Brokerage Allocation and Other Practices” on page B-29 of the SAI.
Our Expenses
     In addition to the management fee and advisory fee of our investment manager and investment adviser, respectively, we are responsible for the following expenses if incurred:

•	the fees and expenses of directors who are not affiliated with our investment manager or investment adviser;

•	interest expenses;

•	all taxes and corporate fees payable by us to governmental agencies;

•	broker’s commissions and other expenses in connection with our securities transactions;

•	the cost of stock certificates representing our shares;

•	expenses of registering our shares with federal, state and foreign securities authorities;

•	the charges and expenses of our legal counsel and independent accountants;

•	the fees and certain expenses of our custodian and transfer and dividend disbursing agents, including those in respect of the accounting and record-keeping services;

•	expenses related to stock exchange listings of our shares;

•	expenses of our stockholders meetings and of preparing and distributing proxies and reports to our stockholders; and

•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of our business.
Non-Resident Directors and Investment Adviser
     Four of our directors reside outside of the United States and all or a significant portion of the assets of these directors are located outside of the United States. In addition, our investments adviser’s principal offices are based outside the United States and all or a significant portion of our investment adviser’s assets are located outside of the United States. Our non-resident directors have no authorized agents in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States upon these directors or to enforce against them in United States courts judgments predicated upon the civil liability provisions of United States securities laws. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against such persons predicated solely upon the U.S. securities laws.
CENTRAL EUROPEAN AND RUSSIAN ECONOMIES AND MARKETS
     [To be added by amendment]

DESCRIPTION OF COMMON STOCK
General
     All shares of common stock are equal as to earnings, assets, dividends, liquidation and voting privileges and, when issued, will be fully paid and nonassessable. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock is entitled to its proportion of our assets after debts and expenses. Stockholders are entitled to one vote per share and do not have cumulative voting rights. Our outstanding common stock is listed on the NYSE under the symbol “CEE,” as will be the shares offered for subscription in this rights offering. Our common stock is also listed on the Regulated Market Segment (Geregelter Markt) of the Frankfurt Stock Exchange. The rights are transferable and application will be made to list them on the NYSE under the symbol “ “.
     Set forth below is information with respect to our common stock as of October 31, 2005:

			Amount outstanding
		Amount held by us	(exclusive of our
Title of Class	Amount authorized	or for our account	holdings)
Common Stock, $.001 par value	80,000,000	5,864,443	10,197,209
     We have no present intention of offering additional shares, other than pursuant to this rights offering, except that additional shares may be issued under our dividend reinvestment plan. For information about our dividend reinvestment plan, see “Voluntary Cash Purchase Program and Dividend Reinvestment Plan” in this prospectus. Additional offerings of our common stock, if made, will require approval of our board of directors and will be subject to the requirements of the Investment Company Act that common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of our outstanding stockholders.
Provisions of Our Articles of Incorporation and Bylaws
Affecting Change of Control and Extraordinary Transactions
     We have provisions in our articles of incorporation and bylaws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of us, to cause us to engage in certain transactions or to modify our structure. Our board of directors is divided into three classes each having a term of three years. Each year, the term of one class expires and the successor or successors elected to that class will serve for a three-year term. This provision could delay for up to two years the replacement of a majority of our board of directors by our stockholders. A director may be removed from office only by the affirmative vote of at least two-thirds of all the votes entitled to be cast by our stockholders generally in the election of directors. Except as otherwise required by law, any vacancy created on our board of directors can be filled only by the affirmative vote of the remaining directors in office. Our bylaws generally require that advance notice be given to us in the event a stockholder desires to nominate a person for election to the board of directors or to transact any other business at a meeting of stockholders.

     In addition, the affirmative vote of the holders of two-thirds of our outstanding shares is required to authorize our dissolution or any of the following transactions:
•	the merger or consolidation of us with or into any open-end investment company;

•	the sale of all or substantially all of our assets; or

•	any amendment to our articles of incorporation which makes the common stock a redeemable security or reduces the two-thirds vote required to authorize the actions summarized in the previous two bullets.
     The full text of these provisions can be found in our articles of incorporation and bylaws, on file with the SEC, as described under “Available Information” on page 3 of this prospectus. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us in a tender offer or similar transaction. Our board of directors believes that the provisions of our articles of incorporation and bylaws described above provide the advantage of greater assurance of continuity of board and management composition and policies. The supermajority voting requirements are generally greater than the minimum voting requirements imposed on us by the Investment Company Act and Maryland law. Our board of directors has determined that the foregoing provisions are in the best interests of stockholders generally.
DIVIDENDS AND DISTRIBUTIONS
     We distribute to stockholders, at least annually, substantially all of our net investment income and net realized capital gains. Distributions are made in cash or in common stock with the option to receive cash. Stockholders entitled to a distribution to be made in common stock with the option to receive cash may elect to receive cash by timely returning a completed option card to Investors Bank & Trust Company, our dividend-paying agent.
     The following table shows the history of dividends and distributions we distributed to stockholders:

	Ordinary	Long-term
Record Date	Income	Capital Gains	Total
12/22/2004	$0.17		$0.17
12/22/2003	$0.22		$0.22
11/19/2001	$0.23		$0.23
11/16/1998	$0.14		$0.14
9/01/1998	$0.01	$0.01	$0.02
11/17/1997	$1.54	$5.01	$6.55
9/03/1997		$0.02	$0.02
12/19/1996	$0.11	$1.79	$1.90
12/27/1995	$0.16	$0.22	$0.38
12/29/1994	$0.20		$0.20
12/28/1993	$0.08		$0.08
12/28/1992	$0.17	$0.13	$0.30
9/05/1991		$0.02	$0.02
12/04/1990	$0.22	$0.04	$0.26

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
General
     We offer stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by us in additional shares of our common stock. A more complete description of the plan is provided in the plan brochure available from Investors Bank & Trust Company, the plan agent, Shareholder Services, P.O. Box 642, OPS 22, Boston, Massachusetts 02117-0642 (telephone 1-800-437-6269).
     Under the Plan, participating stockholders appoint the plan agent to receive or invest our distributions. In addition, participating stockholders may make optional cash purchases of our shares through the plan agent as often as once a month. There is no charge to participating stockholders for participating in the plan, although when shares are purchased under the plan by the plan agent on the NYSE or otherwise on the open market, each participating stockholder will pay a pro rata share of brokerage commissions incurred in connection with these purchases.
Reinvestment of Fund Shares
     Whenever we declare a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of stockholders, either in cash or in our shares of common stock, the plan agent will automatically elect to receive our shares for the account of each participating stockholder.
     Whenever we declare a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of our common stock equals or is less than the market price per share on the valuation date (the market parity or premium), the plan agent will apply the amount of that dividend or distribution payable to a participating stockholder to the purchase from us of our shares for a participating stockholder’s account, except that if we do not offer shares for this purpose because we conclude Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for us, then the plan agent will follow the procedure described in the next paragraph. The number of additional shares to be credited to a participating stockholder’s account will be determined by dividing the dollar amount of the distribution payable to a participating stockholder by the net asset value per share of our common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for the dividend or distribution.
     Whenever we declare a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of our common stock exceeds the market price per share on the valuation date (the market discount), the plan agent will apply the amount of that dividend or distribution payable to a participating stockholder (less a participating stockholder’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of that dividend or distribution) to the purchase on the open market of our shares for a participating stockholder’s account. The valuation date will be the payable date for the dividend or distribution.
Voluntary Cash Purchases
     Participating stockholders have the option of making investments in our shares through the plan agent as often as once a month. Participating stockholders may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the plan. The plan agent will apply these funds (less a participating stockholder’s pro rata share of brokerage commissions or other costs, if any) to the purchase on the NYSE (or, if different, on the principal exchange for our shares) or otherwise on the open market for the participating stockholder’s account, regardless of whether there is a market parity, premium or discount.
Enrollment and Withdrawal
     Both current stockholders and first-time investors are eligible to participate in the plan. Current stockholders may join the plan by either enrolling their shares with the plan agent or by making an initial cash deposit of at least $250 with the plan agent. First-time investors may join the plan by making an initial cash deposit of at least $250 with the plan agent. Stockholders who hold our shares in the name of a brokerage firm, bank or other nominee should contact their nominee to arrange for it to participate in the plan on the stockholder’s behalf.
     Participating stockholders may withdraw from the plan without charge by written notice to the plan agent. Participating stockholders who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the plan agent on their behalf, or to instruct the plan agent to sell these full shares and distribute the proceeds, net of brokerage commissions, to the withdrawing participating stockholders. Withdrawn participating stockholders will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination.
Amendment and Termination of Plan
     The plan may be amended or supplemented by us or by the plan agent only by giving each participating stockholder written notice at least 90 days prior to the effective date of the amendment or supplement, except that the notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the SEC or any other regulatory body. The plan may be terminated by us or by the plan agent by written notice mailed to each participating stockholder. Termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of written notice to the participating stockholders.
Federal Income Tax Implications of Reinvestment of Fund Shares
     Reinvestment in our shares does not relieve participating stockholders from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when we issue shares representing an income dividend or a capital gains dividend, a participating stockholder will include in income fair market value of the shares received as of the payment date, which will be taxed in the same manner as if cash had been received. The shares will have a tax basis equal to the fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the plan agent, a participating stockholder will include in income the amount of the cash payment made. The basis of the shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable. For more information about taxation, see “Taxation” below.
TAXATION
Distributions and Tax Matters
     The following is a summary of certain tax considerations generally affecting us and our stockholders. This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in us in your particular circumstances under the Code and the laws of any other taxing jurisdiction.
Qualification as a Regulated Investment Company
     We have elected to be taxed as a regulated investment company under Subchapter M of the Code and intend to meet all other requirements that are necessary for us to be relieved of federal taxes on income and gains we distribute to stockholders. As a regulated investment company, we are not subject to federal income tax on the portion of our net investment income (i.e., our investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that we distribute to stockholders, provided that we distribute at least 90% of the sum of our net investment income for the year (the “Distribution Requirement”) and satisfy certain other requirements of the Code that are described below.
     In addition to satisfying the Distribution Requirement, we must derive at least 90% of our gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in those stocks, securities or currencies.
     We must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of our taxable year, (1) 50% or more of the value of our assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with these other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not greater than 10% of the outstanding voting securities of that issuer, and (2) not more than 25% of the value of our total assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which we control and which are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code).
     If for any year we do not qualify as a regulated investment company, all of our taxable income (including our net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders. These distributions will generally be taxable to the individual stockholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate stockholders. In addition, we could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.
Excise Tax on Regulated Investment Companies
     A 4% non-deductible federal excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to stockholders in a calendar year other than the calendar year in which the regulated investment company earned the income. Specifically, the excise tax will be imposed if the regulated investment company fails to distribute in each calendar year at least an amount equal to the sum of (1) 98% of qualified dividend income and ordinary taxable income for the calendar year and (2) 98% of capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of this calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year) and (3) any ordinary income and capital gains for previous years that were not distributed during those years. The balance of this income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.
     We intend to make sufficient distributions or deemed distributions of our qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that we may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
Fund Investments
     We may make investments or engage in transactions that affect the character, amount and timing of gains or losses that we realized. We may make investments that produce income that is not matched by a corresponding cash receipt by us. Any of this income would be treated as income earned by us and therefore would be subject to the distribution requirements of the Code. These investments may require us to borrow money or dispose of other securities in order to comply with those requirements. We may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require us to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, we may make investments that result in the recognition of ordinary income rather than capital gain or that prevent us from accruing a long-term holding period. These investments may prevent us from making capital gain distributions as described below. We intend to monitor our transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records when we make any of these investments in order to mitigate the effect of these rules.
     We invest in equity securities of foreign issuers. If we purchase shares in certain foreign corporations (referred to as passive foreign investment companies (“PFICs”) under the Code), we may be subject to federal income tax on a portion of any “excess distribution” from this foreign corporation, including any gain from the disposition of these shares, even if the income is distributed by us to our stockholders. In addition, certain interest charges may be imposed on us as a result of these distributions. If we were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, we would be required to include each year in our income and distribute to stockholders in accordance with the distribution requirements of the Code a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed to us by the QEF. Alternatively, we generally will be permitted to “mark to market” any shares we hold in a PFIC. If we make such an election, we would be required to include in income each year and distribute to stockholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of this stock at that time. We would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by us for prior taxable years. We will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.
     Notwithstanding any election that we make, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.
Fund Distributions
     We anticipate distributing substantially all of our net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. stockholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to this stockholder at a maximum rate of 15%. However, the amount of income that we may so designate will generally be limited to the aggregate amount of qualified dividend income we receive. Higher tax rates will be reimposed after 2008 unless further legislation by Congress is taken. We cannot assure you as to what percentage of the dividends paid on the shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains. In addition, we must meet certain holding period and other requirements with respect to the shares on which we receive the eligible dividends, and the noncorporate U.S. stockholder must meet certain holding period requirements and other requirements with respect to our shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to stockholders at ordinary income rates. Dividends paid by us with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends we receive from certain domestic corporations for the taxable year. Stockholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.
     Ordinarily, stockholders are required to take taxable distributions by us into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by us in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, these dividends will generally be taxable to a stockholder in the year declared rather than the year paid.
     We may either retain or distribute to stockholders our net capital gain for each taxable year. We currently intend to distribute any of these amounts. If net capital gain is distributed and designated as a “capital gain dividend”, it will be taxable to stockholders as long-term capital gain, regardless of the length of time the stockholder has held his shares or whether this gain was recognized by us prior to the date on which the stockholder acquired its shares. Capital gain of a noncorporate U.S. stockholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by us for more than one year. Capital gain of a corporate stockholder is taxed at the same rate as ordinary income.
     Conversely, if we elect to retain our net capital gain, we will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that we also will elect to have stockholders of record on the last day of our taxable year treated as if each received a distribution of its pro rata share of this gain, with the result that each stockholder will be required to report its pro rata share of this gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by us on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
     Distributions by us that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the stockholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.
     Distributions by us will be treated in the manner described above regardless of whether these distributions are paid in cash or reinvested in additional shares of our common stock (or of shares of another fund). Stockholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors should be aware that distributions from us will, all other things being equal, have the effect of reducing the net asset value of our shares by the amount of the distribution. If the net asset value is reduced below a stockholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares
     A stockholder will recognize gain or loss on the sale or redemption of our shares in an amount equal to the difference between the proceeds of the sale or redemption and the stockholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the stockholder acquires other shares of us within a period of 61 days beginning 30 days before and ending 30 days after that disposition, such as pursuant to reinvestment of a dividend in our shares. Additionally, if a stockholder disposes of our shares within 90 days following their acquisition, and the stockholder subsequently re-acquires our shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the stockholder’s basis for computing profit or loss upon the sale of the shares.
     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of our shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) those shares. Capital gain of a noncorporate U.S. stockholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the stockholder for more than one year. Capital gain of a corporate stockholder is taxed at the same rate as ordinary income.
Backup Withholding
     We will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any stockholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to us that it is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a stockholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.
Foreign Stockholders
     Taxation of a stockholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign stockholder”) depends on whether the income from us is “effectively connected” with a U.S. trade or business carried on by this stockholder. If the income from us is not effectively connected with a U.S. trade or business carried on by a foreign stockholder, dividends paid to this foreign stockholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. This foreign stockholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of our shares, capital gain dividends and amounts retained by us that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if we do not receive a statement on Internal Revenue Service Form W-8 stating that the stockholder is not a U.S. person. If the income from us is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to this stockholder and any gains realized upon the sale of our shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.
     In the case of foreign noncorporate stockholders, we may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless those stockholders furnish us with proper notification of their foreign status.
     The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in us, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of our shares by an individual foreign stockholder will not be subject to U.S. federal gift tax, but the value of our shares held by this stockholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.
Foreign Taxes
     We may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% of the value of our total assets at the close of the taxable year consists of stock or securities of foreign issuers, we may elect to treat any foreign income taxes paid by us as paid directly by our stockholders.
     If we make the election, each stockholder will be required to (i) include in gross income, even though not actually received, its pro rata share of our foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of our income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each stockholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by us and (ii) the portion of any actual dividend paid by us which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from us paid in taxable years beginning before January 2, 2007 will be treated as “passive” or “financial services” income and dividends paid in taxable years beginning after December 31, 2006 will generally be treated as “passive” or

“general” income for this purpose. The effect of this limitation may be to prevent stockholders from claiming as a credit the full amount of their pro rata share of our foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and stockholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by us unless certain holding period requirements are met.
     We will make such an election only if we deem it to be in the best interest of our stockholders. A stockholder not subject to U.S. tax may prefer that this election not be made. We will notify stockholders in writing each year if we make the election and of the amount of foreign income taxes, if any, to be passed through to the stockholders and the amount of foreign taxes, if any, for which our stockholders will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.
State and Local Tax Matters
     Depending on the residence of the stockholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Stockholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in us.
CUSTODIANS, DIVIDEND-PAYING AGENT, TRANSFER AGENT AND REGISTRAR
     Investors Bank and Trust Company (“IBT”), with principal offices at 200 Clarendon Street, Boston, Massachusetts 02116, acts as our custodian, dividend-paying agent, transfer agent and registrar. IBT has agreements with a global network of sub-custodians, which, together with IBT, maintain custody of our portfolio securities and cash.
EXPERTS
     The financial statements, at October 31, 2004, incorporated by reference in this prospectus and in the SAI have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP (“PwC”), Independent Registered Public Accounting Firm, given on their authority as experts in auditing and accounting. The principal business address of PwC is 300 Madison Avenue, New York, New York, 10017.
VALIDITY OF SHARES
     The validity of the shares offered in this rights offering will be passed on for us by Sullivan & Cromwell LLP, New York, New York and for the dealer manager by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois.

     No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by us. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of us since the date hereof or that the information contained herein is correct as of any time subsequent to its date. In the event that a material change in our affairs occurs subsequent to the date hereof, a supplemental prospectus will be distributed in accordance with applicable law. This prospectus does not constitute an offer to sell or a solicitation of any offer to buy any securities other than the registered securities to which it relates. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.
[LOGO]
The Central Europe and Russia Fund, Inc.
[       ] Shares of
Common Stock Issuable
Upon Exercise of Rights to
Subscribe for Such Shares

PROSPECTUS

[Dealer Manager]

[       ], 2005

Subject to Completion, dated November 10, 2005
THE CENTRAL EUROPE AND RUSSIA FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION
     This Statement of Additional Information (the “SAI”) is not a prospectus, but should be read in conjunction with our prospectus dated [     ], 2005. This SAI does not include all information that a prospective investor should consider before purchasing our shares, and investors should obtain and read the prospectus prior to purchasing shares. A copy of the prospectus may be obtained without charge, by calling our information agent at [     ]. This SAI incorporates by reference the entire prospectus. Defined terms used in this SAI have the same meaning as provided in the prospectus. The date of this SAI is [     ], 2005.

The information contained in this SAI is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective.

GENERAL INFORMATION
     We were incorporated in Maryland on February 6, 1990 as The United Germany Fund, Inc. On February 15, 1990, we changed our name to The Future Germany Fund, Inc., and thereafter commenced investment operations under that name. On June 29, 1995, we changed our name to The Central European Equity Fund, Inc. On June 25, 2003, we changed our name to the current one, The Central Europe and Russia Fund, Inc.
INVESTMENT OBJECTIVE AND POLICIES
     Our investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. We may not be able to achieve our objective. For a more detailed discussion of our investment objective and policies, see “Investment Objective and Policies” on page 33 of the prospectus.
     The following is a discussion of other investment policies and practices with respect to warrants, participation certificates, futures and options, fixed income securities, securities lending and currency transactions and the special considerations relevant to these practices that supplements the material contained in the prospectus. For purposes of policies and practices discussed below, all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security from our portfolio.
Warrants
     We may invest in warrants if consistent with our investment objective. The warrants in which we may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of that issuer at a specified price for a fixed period of time (which may be in perpetuity). Warrants are commonly issued attached to other securities of the issuer as a method of making these securities more attractive and are usually detachable and thus may be bought or sold separately from the issued security. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Publicly traded warrants currently exist with respect to the stock of a significant number of European companies.
Participation Certificates
     Certain German, Swiss and Austrian companies have issued participation certificates (“Participation Certificates” or “Genuss-Scheine”), which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers’ common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation Certificates trade like common stock, either in the over-the-counter market or through the relevant stock exchanges.

These securities may have higher yields; however, they may be less liquid than common stock. We may invest in Participation Certificates of issuers in any European country or Russia.
Futures and Options
     For hedging purposes, we may also purchase put and call options on stock of European or Russian issuers and, to the extent permitted by applicable United States law, invest in the index and bond futures and any other derivative securities listed on any organized exchange. Options are contracts which give the buyer the right, but not the obligation, to buy or sell a fixed amount of securities at a fixed price for a fixed period of time. A futures contract is a binding obligation to purchase or deliver the specific type of financial instrument, or the cash equivalent of this instrument in certain circumstances, called for in the contract at a specific price at a future date. We will only invest in options or futures in an attempt to hedge against changes or anticipated changes in the value of particular securities in our portfolio or all or a portion of our portfolio. We will not invest in options or futures if, immediately thereafter, more than the amount of our total assets would be hedged. For hedging purposes, we may also purchase put and call options on bonds and other securities, as well as securities indices, if and when such investments become available. We may invest in other options, futures and options on futures with respect to any securities or securities indices compatible with our investment objective that may from time to time become available on any organized exchange, if permitted by applicable law.
     We may also write (also referred to as “selling”) covered call options on our portfolio securities and appropriate securities indices for purposes of generating income. We may write covered call options on portfolio securities and appropriate securities indices up to the amount of our entire portfolio. A call option gives the holder the right to purchase the underlying securities from us at a special price (the “exercise price”) for a stated period of time (usually three, six or nine months). Prior to the expiration of the option, the writer (also referred to as the “seller”) of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The initial purchaser of an option pays the writer a premium, which is paid at time of purchase and is retained by the writer whether or not the option is exercised. A “covered” call option means that so long as we are obligated as the writer of the option, we will own:
•	the underlying securities subject to the option;

•	securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or

•	warrants on the securities subject to the option exercisable at a price not greater than the option exercise price and, at the time the option is exercisable, the securities subject to the option.
In the case of covered call options on securities indices, references to securities in the bullet points above will include such securities as the investment adviser believes approximate the index (but not necessarily all those comprising the index), as well as, in the case of the second two bullets, securities convertible, exchangeable or exercisable into the value of the index. The writing of a call option may involve the pledge of the underlying security which the call option covers, or other portfolio securities. In order to make use of our authority to write covered call options, we may pledge our assets.
     In the event the option is exercised, the writer may either deliver the underlying securities at the exercise price or if it does not wish to deliver its own securities, purchase new securities at a cost to the writer, which may be more than the exercise price premium received, and deliver the new securities for the exercise option. In the event the option is exercised, our potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option’s position could be extinguished or closed out by purchasing a like option. It is possible, although considered unlikely, that we might be unable to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed out, we would hold a security which might otherwise have been sold to protect against depreciation. In addition, our portfolio turnover may increase to the extent that the market price of underlying securities covered by call options written by us increases and we have not entered into closing purchase transactions. Brokerage commissions associated with writing options transactions are normally higher than those associated with other securities transactions.
Fixed Income Securities
     We may also invest up to 20% of our total assets in fixed income securities of European or Russian issuers. Such investments may include debt instruments issued by private and public entities, including multinational lending institutions and supranational institutions if denominated in a European or Russian currency or composite currency, which have been determined by our investment manager and investment adviser to be of comparable credit quality to securities rated in the three highest categories by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation. When selecting a debt instrument from among several investment opportunities, our investment manager and investment adviser will consider the potential for capital appreciation, taking into account maturity and yield considerations. For temporary defensive purposes, we also may invest in money market instruments denominated in U.S. dollars or in a European or the Russian currency or composite currency, including bank time deposits and certificates of deposit.
Loaned Securities
     We may also lend our portfolio securities to banks, securities dealers and other institutions meeting the creditworthiness standards established by our board of directors. We may lend our portfolio securities so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act, which currently requires that:
•	the borrower pledge and maintain with us collateral consisting of cash, a letter of credit issued by a domestic United States bank or securities issued or guaranteed by the United States Government having a value at all times of not less than 100% of the value of the securities loaned;

•	the borrower add to such collateral whenever the price of the loaned securities rises (e.g., the value of the loan is “marked to market” on a daily basis);

•	the loan be made subject to termination by us at any time; and

•	we receive reasonable interest on the loan (which may include a portion of the interest from our investing any cash collateral in interest bearing short-term investments).
Any such collateral may be invested by us in repurchase agreements collateralized by securities issued or guaranteed by the United States Government. Any distributions on the loaned securities and any increase in their market value accrue to us. Loan arrangements made by us will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the borrowing institution, will be monitored by our investment manager and adviser, and will be considered in making decisions with respect to lending of securities, subject to review by our board of directors. We may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by our board of directors. In addition, any voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan may be called and the securities voted. Any gain or loss in the market price of the loaned securities that may occur during the term of the loan will be for our account.
Currency Transactions
     We may attempt to hedge our foreign currency exposure by entering into forward currency contracts. We do not currently engage in foreign exchange transactions as an investment strategy. However, at such future time as our investment manager and investment adviser believe that one or more currencies in which our securities are denominated might suffer a substantial decline against the United States dollar, we may, in order to hedge the value of our portfolio, enter into forward contracts, e.g., to sell fixed amounts of such currencies for fixed amounts of United States dollars in the interbank market. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
     Our dealings in forward exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to our specific receivables or payables, which will generally arise in connection with the purchase or sale of our portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or generally quoted in that currency.
     We may engage in “conventional hedging,” which involves entering into forward currency contracts to sell fixed amounts of a foreign currency (such as Russian Roubles) for fixed amounts of United States dollars in order to hedge the United States dollar value of our portfolio. We may also engage in “cross-hedging”, which involves entering into forward currency contracts to sell fixed amounts of such foreign currency (such as Russian Roubles) for fixed amounts of another foreign currency to which we may seek exposure (such as Euros).

     We may not position a hedge with respect to any currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in our portfolio denominated or generally quoted in or currently convertible into such currency. If we enter into a hedging transaction, our custodian or subcustodian will place cash or United States Government or other liquid securities in a segregated account of ours in an amount equal to the value of our total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of our commitment with respect to the contract.
INVESTMENT RESTRICTIONS
     In addition to its investment objective and the other investment policies described under “Investment Objective and Policies” above and in the prospectus, we have adopted certain investment restrictions, which are fundamental policies and may be changed only by the approval of a majority of our outstanding voting securities. Under the Investment Company Act, a “majority” means 67% of our shares present at a meeting of our stockholders if the owners of more than 50% of our shares then outstanding are present in person or by proxy or, if lower, more than 50% of our outstanding shares. We refer to this approval voting level as a “majority vote.” For purposes of the restrictions listed below, all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security from our portfolio.
     We may not:
1.	purchase more than 10% of the voting securities of any single issuer;

2.	invest 25% or more of our total assets in the securities of issuers in any one industry;

3.	issue senior securities, borrow money or pledge our assets, except that we may borrow for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of the value of our total assets (not including the amount borrowed) and will not purchase securities while any of these borrowings are outstanding, and except that we may pledge our assets in connection with writing covered call options;

4.	make real estate mortgage loans or other loans, except through the purchase of debt obligations consistent with our investment policies;

5.	buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate (other than as described under “Investment Objective and Policies—Portfolio Structure” on page 33 of the prospectus and under “Investment Objective and Policies—Currency Transactions” on page B-5 of this SAI);

6.	make short sales of securities or maintain a short position in any security;

7.	buy, sell or write put or call options (other than as described under “Investment Objective and Policies—Portfolio Structure” on page 34 of the prospectus and under “Investment Objective and Policies—Futures and Options” on page B-3 in this SAI);

8.	purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions;

9.	act as an underwriter, except to the extent we may be deemed to be an underwriter in connection with the sale of securities in our portfolio; or

10.	purchase securities, the sale of which by us could not be effected without prior registration under the Securities Act, except that this restriction shall not preclude us from acquiring non-U.S. securities.
     We are classified as a “non-diversified” investment company under the Investment Company Act, which means we are not limited by the Investment Company Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we conduct our operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which relieves us of any liability for Federal income tax to the extent that our earnings are distributed to stockholders. To so qualify, among other requirements, we must limit our investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of our total assets may be invested in the securities of a single issuer or a group of related issuers and (ii) at least 50% of the market value of our total assets must be represented by cash, United States Government securities and other securities, with such other securities limited, in respect of any one issuer, to not more than 5% of the market value of our total assets and not more than 10% of the issuer’s outstanding voting securities.
     For purposes of our policy not to invest 25% or more of the total value of our assets in a particular industry, our investment manager generally classifies the issuers of our portfolio securities according to the broad industry classification used by Standard & Poor’s Corporation.
NET ASSET VALUE
     Net asset value per share is determined on each business day that the NYSE is open for trading as of 11:30 a.m. New York City time. The daily NAVs will be publicly announced via website posting (www.germanyfund.com) as soon as reasonably possible after the 11:30 a.m. calculation time, currently expected to be in the range of 1:00 p.m. to 2:00 p.m., New York time. The NAVs will also continue to be made available via toll-free telephone (1-800-GERMANY) following the website posting. Net asset value per share is calculated by dividing the value of our net assets (the value of our assets less our liabilities) by the total number of shares of our common stock outstanding. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the 10:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York.
     All securities for which market quotations are readily available are valued at the last quoted sale price on the primary exchange on which they are traded prior to the time of determination. If no sale occurs on that business day or there is otherwise no last quoted sale price available at that time, and both bid and asked prices are available, the securities are valued at the mean between the last current bid and asked prices (but if no quoted asked prices are available, they are valued at the last quoted bid price). Unlisted securities and listed securities whose primary market is over-the-counter will be valued, if both bid and asked prices are available, at the mean between the last current bid and asked prices prior to the time of determination (but if no quoted asked prices are available, they are valued at the last quoted bid price). If bid and asked quotations are not available, then these securities are valued at their fair value as determined in good faith by or under the direction of our board of directors.
     Warrants issued separately from any other security will be valued upon their issuance and prior to commencement of trading at the stated value ascribed by the issuing entity. Warrants attached to other securities (also known as a unit) are given no separate value. Warrants that become detached from a unit are initially valued at the difference between the value of the unit prior to detachment and the value of the other security after detachment. Warrants are then valued at the quoted last sales price. Rights that are trading will be valued as any other equity security. If the rights are not trading and the shares resulting from exercising the rights are trading, then the rights will be valued at the market value of the new shares minus the cost to subscribe to the new shares multiplied by the subscription ratio. If the rights are not trading and the shares resulting from exercising the rights are not trading, then the rights are valued at their fair value as determined in good faith by or under the direction of our board of directors. Upon commencement of trading, both warrants and rights are valued as any other security.
     New shares initially issued resulting from the exercise of rights will be valued as any other security if the new shares are trading. If the new shares are not trading and the rights are still trading, then the shares will be valued at the market value of the number of rights needed to exercise to receive the new shares less the cost to subscribe to the new shares. If the rights are not trading and the new shares are not trading, then the shares are valued at their fair value as determined in good faith by or under the direction of our board of directors.
     Initial public offering securities will be initially valued at the offer price, and, upon commencement of trading, will be valued as any other security. Any securities tendered by us will continue to be valued at the closing market price until the tender is completed. Debt securities with a remaining maturity of 60 days or less at the time of purchase will be valued at amortized cost unless the circumstances indicate that amortized cost does not approximate fair value. Overnight repurchase agreements and other repurchase agreements maturing in seven days or less will be valued at par. Longer-term repurchase agreements will be valued at the bid quotations. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of our board of directors.
MANAGEMENT
Directors and Officers
     The names and addresses of our directors and officers are set forth below, together with their positions and their principal occupations during the past five years and, in the case of directors, their positions with certain other organizations and companies.

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of	Principal	Complex[2]
	with	Time	Occupation(s)	Overseen by	Other Directorships Held
Name, Address[1] & Age	Fund	Served	During Past Five Years	Director	by Director

			Interested Directors[3]

Detlef Bierbaum, 62[3]	Director	Since 1990.	Partner of Sal. Oppenheim Jr. & Cie KGaA (investment management) (over five years).	2	Director, The European Equity Fund, Inc. (since 1986).[4] Member of the Supervisory Board, Tertia Handelsbeteiligungsgesellschaft mbH (electronic retailer). Member of Supervisory Board, Douglas AG (retailer). Member of Supervisory Board, LVM Landwirtschaftlicher Versicherungsverein (insurance). Member of Supervisory Board, Monega KAG. Member of Supervisory Board, AXA Investment Managers GmbH (investment company). Chairman of Supervisory Board, Oppenheim Kapitalanlagegesellschaft mbH (investment company). Chairman of Administrative Board, Oppenheim Prumerica Asset Management S.a.r.l. (investment company). Member of Supervisory Board, Altradius N.V. (insurance company). Member of the Supervisory Board of DWS Investment GmbH. Member of the Board of Duindee REIT, Toronto.

John Bult, 69[3]	Director	Since 1990.	Chairman, PaineWebber International (asset management)(since 1985).	3	Director, The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1990).[4] Director, The Greater China Fund, Inc. (closed-end fund).

Christian H. Strenger, 62[3]	Director and Chairman	Since 1990.	Director (since 1999) and Managing Director (1991-1999) of DWS Investment GmbH (investment management), a subsidiary of Deutsche Bank AG.	3	Director, The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1990).[4] Member, Supervisory Board, Fraport AG (international airport business). Board member, Incepta PLC (media and advertising). Non-executive Board member of Hermes Focus Asset Management Europe Ltd.

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of	Principal	Complex[2]
	with	Time	Occupation(s)	Overseen by	Other Directorships Held
Name, Address[1] & Age	Fund	Served	During Past Five Years	Director	by Director

Non-interested Directors

Dr. Kurt W. Bock, 46[5]	Director	Since 2004.	Member of the Board of Executive Directors and CFO, BASF Aktiengesellschaft (chemicals) (since 2003); President, Logistics and Information Services, BASF Aktiengesellschaft (2000-2003); Chief Financial Officer, BASF Corporation (1998-2000). Managing Director, Robert Bosch Ltda. (automotive and industrial products) (1996-1998); Senior Vice President, Finance and Accounting, Robert Bosch GmbH (1994-1996); Senior Vice President, Finance, Robert Bosch GmbH (1992-1994); Head of Technology, Planning and Controlling, Engineering Plastics division, BASF Aktiengesellschaft (1991-1992); Executive Assistant to BASF’s Chief Financial Officer (1987-1991).	2	Director of The European Equity Fund, Inc. (since 2004).[4] Member of the Supervisory Boards of Wintershall AG (since 2003) and Basell N.V, (since 2003). Member of the Advisory Boards of WINGAS GmbH (since 2003), WIEH GmbH (since 2003), Landesbank Baden-Wurttemberg (since 2003), Initiative D21 (since 2003), DBW (“Die Betriebswirtschaft”) (since 2003), and Gesellschaft fur Unternehmensplanung (IUP) (since 2004). Member of the Boards of BASFIN Corporation (since 2002), Deutsches Rechnungslegungs Standards Committee (“DRSC”) (since 2003), Schmalenbachgesellschaft (since 2004), and Jacob Gould Schurman Stiftung (since 2004). Member of the Trustees of Arbeitskreis Evangelischer Unternehmer (“AEU”) (since 2003). Member of the Advisory Council of Deutsche Bank AG (since June 2004). Member of the Advisory Board of Gebr. Rochling KG (since May 2004).

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of	Principal	Complex[2]
	with	Time	Occupation(s)	Overseen by	Other Directorships Held
Name, Address[1] & Age	Fund	Served	During Past Five Years	Director	by Director

			Non-interested Directors

Ambassador Richard R. Burt, 58	Director	Since 2000.	Chairman, Diligence LLC, formerly IEP Advisors, Inc. (international information and risk management firm) (since 2002). Chairman, IEP Advisors Inc. (information services firm) (1998-2001). Chairman of the Board, Weirton Steel Corp. (1996-2004). Formerly, Partner, McKinsey & Company (consulting firm) (1991-1994). U.S. Ambassador to the Federal Republic of Germany (1985-1989).	54	Director, The European Equity Fund, Inc., as well as other funds in the Fund Complex as indicated.[4] Board Member, IGT, Inc. (gaming technology) (since 1995). Board Member, Hollinger International (printing and publishing) (since 1995). Board Member, HCL Technologies, Inc. (information technology and product engineering) (since 1999). Member, Textron Corporation International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996). Director, UBS-Paine Webber family of Mutual Funds.

John H. Cannon, 63	Director	Since 2004.	Consultant (since 2002). Vice President and Treasurer, Venator Group/Footlocker Inc. (footwear retailer) (until 2001).	3	Director of The New Germany Fund, Inc. (since 1990) and The European Equity Fund, Inc. (since 2004).[4]

Fred H. Langhammer, 61[8]	Director	Since 2003.	Chairman, Global Affairs, The Estée Lauder Companies Inc. (manufacturer and marketer of cosmetics) (since July 2004), Chief Executive Officer (2000-2004), President (1995-2004), Chief Operating Officer (1985-1999), Managing Director, operations in Germany (1982-1985), President, operations in Japan (1975-1982).	2	Director, The European Equity Fund, Inc. (since 2003).[4] Director, Gillette Company. Director, Inditex, S.A (apparel manufacturer and retailer). Director, German-American Chamber of Commerce, Inc. Co-Chairman, American Institute for Contemporary German Studies at Johns Hopkins University. Senior Fellow, Foreign Policy Association. Director, The Walt Disney Company (entertainment).

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of	Principal	Complex[2]
	with	Time	Occupation(s)	Overseen by	Other Directorships Held
Name, Address[1] & Age	Fund	Served	During Past Five Years	Director	by Director

Interested Directors

Dr. Frank Trömel, 69[9]	Director	Since 2005.	Deputy Chairman of the Supervisory Board of DELTON AG (strategic management holding company operation in the pharmaceutical, household products, logistics and power supply sectors) (since 2000). Member (since 2000) and Vice-President (since 2002) of the German Accounting Standards Board; Chairman of the Board of Managing Directors of DELTON AG (1990-1999); Chairman of the Board of Managing Directors of ALTANA AG (management holding company for the pharmaceutical and chemical operation) (1987-1990) and Member of the Board (1977-1987).	3	Director, The European Equity Fund, Inc. (since 2005) and The New Germany Fund, Inc. (since 1990).

Robert H. Wadsworth, 65	Director	Since 1990.	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (since 1983). President and Trustee, Trust for Investment Managers (1999-2002). President, Investment Company Administration, L.L.C. (1992-2001). President, Treasurer and Director, First Fund Distributors, Inc. (mutual fund distribution) (1990-2002). Vice President, Professionally Managed Portfolios (1991-2002). Vice President, Advisors Series Trust (registered investment companies) (1996-2002).	69	Director, The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1992) as well as other funds in the Fund Complex as indicated.[4]

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of	Principal	Complex[2]
	with	Time	Occupation(s)	Overseen by	Other Directorships Held
Name, Address[1] & Age	Fund	Served	During Past Five Years	Director	by Director

Interested Directors

Werner Walbröl, 67[10]	Director	Since 1990.	President and Chief Executive Officer, The European American Chamber of Commerce, Inc. Senior Adviser, Baker & McKenzie (law firm). Formerly, President and Chief Executive Officer, The German American Chamber of Commerce, Inc. (until 2003).	3	Director, The European Equity Fund, Inc. (since 1986).[4] Director, TÜV Rheinland of North America, Inc. (independent testing and assessment services). President and Director, German-American Partnership Program (student exchange programs). Director, AXA Art Insurance Corporation (fine art and collectible insurer).

	Position(s)	Term of Office	Principal
Name, Address[1] &	with	And Length of	Occupation(s)
Age	Fund[6]	Time Served	During Past Five Years
Officers

Vincent J. Esposito, 48	President and Chief Executive Officer	Since 2005.	Managing Director, Deutsche Asset Management (Since 2003). Formerly, Managing Director and Head of Relationship Management, Putnam Investments (March 1999-2003) and Managing Director and National Sales Manager, Putnam Investments (March 1997-March 1999).

Sandra M. Schaufler, 38	Chief Investment Officer	Since 2004.	Director, Deutsche Asset Management (since 2004). Formerly, Director of Equity Sales, HVB Capital Markets (2001- 2003); Portfolio Manager, Deutsche Asset Management (1997-2001).

Carole Coleman,	Secretary	Since 2005.	Vice President and Secretary; Director Deutsche Asset Management (since 2005); Associate General Counsel, Fred Alger & Company (2002-2005); Associate Attorney, Charpie & Associates (1995-2002).

Paul Schubert, 42	Treasurer and Chief Financial Officer	Since 2005.	Managing Director, Deutsche Asset Management (since 2004). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer, UBS Global Asset Management Family of Funds (1994-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998).

Kathleen Sullivan D’Eramo, 48	Assistant Treasurer	Since 2003.	Director, Deutsche Asset Management (since 2002). Manager, SevenFortyNine L.L.C. (commercial and residential property) (since 2005). Formerly, Senior Vice President, Zurich Scudder Investments (2000-2002); Vice President, Zurich Scudder Investments and its predecessor companies (1995-2000).

(1)	Unless otherwise indicated, the address of all directors and officers is c/o Deutsche Asset Management., 345 Park Avenue, New York, New York 10154.

(2)	Includes The European Equity Fund, Inc. and the New Germany Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager. It also includes [186] other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.

(3)	Indicates “Interested Person”, as defined in the Investment Company Act. Mr. Bierbaum is an “interested” Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; [Mr. Bult is an “interested” Director because of his affiliation with [ ], a registered broker-dealer, and the dealer manager in this rights offering]; and Mr. Strenger is an “interested” Director because of his affiliation with DWS-Deutsche Gesellschaft für Wertpapiersparen mbH (“DWS”), a majority-owned subsidiary of Deutsche Bank and because of his ownership of Deutsche Bank shares.

(4)	The European Equity Fund, Inc. and The New Germany Fund, Inc. are the other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager. Messrs. Burt and Wadsworth also serve as Directors/Trustees of the following open-end investment companies: Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Asset Management Portfolio, Scudder Investments VIT Funds, Scudder MG Investments Trust, Scudder Investors Portfolios Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserves Fund, Inc. and Scudder RREEF Securities Trust. They also serve as Directors of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., closed-end investment companies. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect, wholly-owned subsidiary of Deutsche Bank AG.

(5)	Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Dr. Bock’s employer.

(6)	Each also serving as an officer of The European Equity Fund, Inc. and The New Germany Fund, Inc. Our officers are elected annually by our board of directors at their meeting following the Annual Meeting of Stockholders.

(7)	Indicates ownership of securities of Deutsche Bank AG either directly or through Deutsche Bank’s deferred compensation plan.

(8)	In December 2001, Mr. Langhammer’s two adult children borrowed $1 million from a Deutsche Bank Group company. As of April 1, 2004, the loan was fully repaid.

(9)	Dr. Trömel’s son has been employed since March 1, 2002 by an indirect subsidiary of Deutsche Bank AG.

(10)	Mr. Walbröl has a mortgage loan through Deutsche Bank. As of [ ], 2005, the principal amount outstanding was $[ ].
     The following table contains additional information with respect to the beneficial ownership of equity securities by each of our directors and, on an aggregated basis, in any registered investment companies overseen by the director within our same Family of Investment Companies:

Aggregate Dollar Range of Equity Securities in
	Dollar Range of Equity	All Funds Overseen by Director in Family of
Name of Director	Securities in the Fund [1]	Investment Companies [1,2]
Detlef Bierbaum	None.	None.
Kurt W. Bock	None.	None.
John Bult	Over $100,000	Over $100,000
Ambassador Richard R. Burt	$50,001 - $100,000	$50,001 - $100,000
John H. Cannon	None.	$10,001 - $50,000
Fred H. Langhammer	None.	None.
Christian H. Strenger	$10,001 - $50,000	$10,001 - $50,000
Frank Trömel	None.	None.
Robert H. Wadsworth	$50,001 - $100,000	Over $100,000
Werner Walbröl	$50,001 - $100,000	$50,001 - $100,000
Over $100,000

(1)	Valuation date is March 31, 2005.

(2)	The Family of Investment Companies consists of us, The European Equity Fund, Inc. and The New Germany Fund, Inc., which are closed-end funds and share the same investment adviser and manager and hold themselves out as related companies.
     Our Board of Directors presently has five standing committees including an audit committee (the “Audit Committee”), an advisory committee (the “Advisory Committee”), an executive committee (the “Executive Committee”), a nominating committee (the “Nominating Committee”) and a special committee on shareholder initiatives (the “Special Shareholder Initiatives Committee”).
     The Audit Committee, comprising Messrs. Burt, Cannon, Trömel, Wadsworth and Walbröl, operates pursuant to a written charter. The members of the Audit Committee are “independent” as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that each of Messrs. Cannon and Wadsworth meets the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission (“SEC”). Although the Board has determined that these individuals meet the requirements for an audit committee financial expert, their responsibilities are the same as those of the other audit committee members. They are not auditors or accountants, do not perform “field work” and are not full-time employees. The SEC has determined that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an “expert” for any purpose as a result of being identified as an audit committee financial expert. The Audit Committee met seven times during the fiscal year ended October 31, 2004.
     The Advisory Committee, comprising Messrs. Bierbaum, Burt, Wadsworth and Walbröl, makes recommendations to the full Board with respect to the Management Agreement between us and DIMA, and the Investment Advisory Agreement between us and DeAMI. The Advisory Committee met once during the past fiscal year, in connection with the annual continuance of those agreements.

     The Executive Committee, comprising Messrs. Burt, Strenger, Wadsworth and Walbröl, has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. During the past fiscal year the Executive Committee did not meet.
     The Special Shareholder Initiatives Committee, comprising Messrs. Bult, Burt, Cannon, Wadsworth and Walbröl, has the authority to act for the Board on all matters relating to stockholder initiatives. The Special Shareholder Initiatives Committee met once during the past fiscal year.
     The Nominating Committee comprises Messrs. Burt, Wadsworth and Walbröl. The Board has determined that each of the members is not an “interested person” as the term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Generally, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board. To be eligible for nomination as a Director a person must, at the time of such person’s nomination, have Relevant Experience and Country Knowledge and must not have any Conflict of Interest, as those terms are defined in the our Bylaws. The Nominating Committee may also take into account additional factors listed in the Nominating Committee Charter, which generally relate to the nominee’s industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an “independent director.”
     The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, our Charter or Bylaws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of our common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in our Bylaws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Such notice shall include the specific information required by our Bylaws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating Committee met once during the past fiscal year.
     All members on each of the five committees of the Board are non-interested persons (except that Mr. Strenger, an interested person, is a member of the Executive Committee; Mr. Bierbaum, an interested person, is a member of the Advisory Committee; and Mr. Bult, an interested person, is a member of the Special Shareholder Initiatives Committee).
     During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director that served as a Director during the past fiscal year, with the exception of Mr. Langhammer, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. The Board has a policy that encourages Directors to attend the Annual Meeting of Stockholders, to the extent travel to the Annual Meeting of Stockholders is reasonable for that Director. Two Directors attended the 2005 Annual Meeting of Stockholders.
     To communicate with the Board of Directors or an individual Director, a stockholder must send a written communication to our principal office at 345 Park Avenue, NYC20-2799, New York, New York 10154 (c/o The Central Europe and Russia Fund, Inc.), addressed to (i) the Board of Directors or an individual Director, and (ii) our Secretary. Our Secretary will direct the correspondence to the appropriate parties.
     We pay each of our Directors who is not an interested person of us, of DeAM1 or of DIMA an annual fee of $7,500 plus $750 for each Board and Committee meeting attended. Each such Director who is also a Director of The European Equity Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. No Director of all three funds is paid for attending more than two funds’ board and committee meetings when meetings of the three funds are held concurrently, and no such Director receives more than the annual fee of two funds. Each of the three funds reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. These three funds, together with 162 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC. The following table sets forth (a) the aggregate compensation from us for the fiscal year ended October 31, 2004, and (b) the total compensation from each fund in the Fund Complex for the 2004 fiscal year of each such fund, for (i) each Director who is not an interested person of the Fund, and (ii) all such Directors as a group:

	Aggregate Compensation		Total Compensation From
Name of Director	From Fund		Fund Complex
Dr. Kurt W. Bock	$5,750		$11,500
Ambassador Richard R. Burt	$16,250		$199,370
John H. Cannon	$7,750		$28,750
Fred H. Langhammer	$9,000		$17,250
Frank Trömel	__	*	$11,250
Robert H. Wadsworth	$12,500		$171,500
Werner Walbrol	$16,000		$37,000

Total	$67,250		$465,370

*Dr. Tromel became a Director in July 2005.
     No compensation is paid by us to Directors or officers who are interested persons of us or of any entity of the Deutsche Bank Group.
Code of Ethics
     Our board of directors has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act. This code of ethics permits access persons to trade in securities that may be purchased or held by us for their own accounts, subject to compliance with the code of ethic’s preclearance requirements. In addition, the code of ethics provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by us in the same security. The code of ethics prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.
     Our investment manager (in its capacity as our investment manager) has adopted a code of ethics pursuant to Rule 17j-1 under Investment Company Act. This code of ethics permits access persons to trade in securities that may be purchased or held by us for their own accounts, subject to compliance with the code of ethics preclearance requirements. In addition, the code of ethics provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by us in the same security. The code of ethics prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.
     Our investment adviser has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act. This code of ethics permits access persons to trade in securities that may be purchased or held by us for their own accounts, subject to compliance with the code of ethic’s requirements. The code of ethics requires prior approval for personal investment in initial public offerings and prohibits short-term trading profits, “front running” trades placed by us, naked short sales, and personal investment in private placements.
     These code of ethics are on file with and available from the SEC at http://www.sec.gov or by calling 1-202-942-8090. Copies may also be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
Proxy Voting Policies and Procedures
     We have delegated proxy voting responsibilities to our investment manager, subject to our board of directors’ general oversight. We have delegated proxy voting to our investment manager with the direction that proxies should be voted consistent with our best economic interests. Our investment manager has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”) and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between our interests, and the interests of our investment manager and its affiliates. The Manual sets forth the procedures that the investment manager has implemented to vote proxies, including monitoring for corporate events, communicating with our custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth our investment manager’s general position on various proposals, such as:
•	Stockholder Rights — Our investment manager generally votes against proposals that restrict stockholder rights.

•	Corporate Governance — Our investment manager generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — Our investment manager generally votes for proposals that require stockholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for stockholder ratification. Our investment manager generally votes for fair price proposals.

•	Routine Matters — Our investment manager generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.
     The general provisions described above do not apply to investment companies. Our investment manager generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which our investment manager or any of its affiliates serve as investment adviser or principal underwriter (“affiliated investment companies”). Our investment manager votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other stockholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act.
     Although the Guidelines set forth our investment manager’s general voting positions on various proposals, our investment manager may, consistent with our best interest, determine under some circumstances to vote contrary to those positions.
     The Guidelines on a particular issue may or may not reflect the view of individual members of our board of directors, or of a majority of our board of directors. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which our investment manager or any of its affiliates serve as investment adviser or sponsor.
     Our investment manager may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.
     As mentioned above, the Policies describe the way in which our investment manager resolves conflicts of interest. To resolve conflicts, our investment manager, under normal circumstances, votes proxies in accordance with its Guidelines. If our investment manager departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by our investment manager will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the investment manager will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.
     Under certain circumstances, our investment manager may not be able to vote proxies, or may find that the expected costs associated with voting outweigh the economic benefits. For example, our investment manager may not vote proxies on certain foreign securities due to local restrictions or customs. Our investment manager generally does not vote proxies on securities subject to share blocking restrictions.
     Information on how we voted proxies relating to our portfolio securities in the 12 month period ended June 30, 2005 is available on our website, www.germanyfund.com, and on the SEC’s website, www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As of October 31, 2005 no person, to the knowledge of management, owned of record or beneficially more than 5% of our outstanding common stock.
     As of October 31, 2005, all directors and executive officers as a group (15 persons) owned approximately [     ] shares of our common stock, which constitutes less than 1% of our outstanding common stock.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser and Investment Manager
     We entered into a management agreement with DIMA’s predecessor and an investment advisory agreement with DeAMI (at the time of execution of the agreement, DB Capital Management International GmbH) on March 6, 1990. Our board of directors approved a transfer of the management agreement to DIMA on July 12, 2004, which became effective September 1, 2004 and did not involve any change in control or actual management of the investment manager. Both agreements continue in effect for successive twelve-month periods from their initial term, but only if the agreements are approved for continuance annually by our board of directors in accordance with the requirements of the Investment Company Act. Our board of directors last voted to continue both the management agreement and the investment advisory agreement on July 17, 2005. Both agreements are terminable without penalty by vote of a majority of our board of directors or by a vote of the holders of a majority of our outstanding common stock, or by DIMA or DeAMI, as the case may be, at any time upon not less than sixty days’ written notice to the other party. Since neither DIMA nor DeAMI is willing to provide services separately, each agreement provides that it shall automatically terminate upon assignment or upon termination of the other agreement. Both DIMA and DeAMI are wholly owned direct or indirect subsidiaries of Deutsche Bank AG, a major German banking institution.
     Pursuant to the management agreement, DIMA is our corporate manager and administrator and, subject to the supervision of our board of directors and pursuant to recommendations made by the investment adviser, determines which securities are suitable securities for our investment. DIMA (i) handles our relationships with our stockholders, including stockholder inquiries, (ii) is responsible for, arranges and monitors compliance with regulatory requirements and New York Stock Exchange listing requirements and (iii) negotiates contractual arrangements with third-party service providers, including, but not limited to, custodians, transfer agents, auditors and printers. DIMA also provides office facilities and personnel to carry out these services, together with clerical and bookkeeping services which are not being furnished by our custodian or transfer and dividend-paying agent. In addition, DIMA (i) determines and publishes our net asset value in accordance with our policy as adopted from time to time by our board of directors, (ii) establishes our operating expense budgets and authorizes the payment of actual operating expenses incurred, (iii) calculates the amounts of dividends and distributions to be declared and paid by us to our stockholders, (iv) provides our board of directors with financial analyses and reports necessary for our board to fulfill its fiduciary responsibilities, (v) maintains our books and records required under the Investment Company Act (other than those being maintained by our custodian and transfer and dividend-paying agent and registrar, as to which DIMA oversees such maintenance), (vi) prepares our United States federal, state and local income tax returns, (vii) prepares financial information for our proxy statements and quarterly and annual reports to stockholders and (viii) prepares our reports to the SEC.
     We pay DIMA a management fee, computed weekly and payable monthly, at an annual rate of 0.65% of our average weekly net assets up to $100,000,000 and 0.55% of such assets in excess of $100,000,000. During the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, we paid DIMA a management fee of $2,046,762, $1,383,100 and $911,794, respectively.
     Pursuant to our investment advisory agreement, DeAMI, in accordance with our investment objective, policies and restrictions, makes recommendations to our investment manager with respect to our investments and, upon instructions given by our investment manager as to which securities are suitable for investment, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on our behalf.
     We pay DeAMI an investment advisory fee, computed weekly and payable monthly, at an annual rate of 0.35% of our average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. During the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, we paid DeAMI an investment advisory fee of $985,229, $683,227 and $469,148, respectively.
     Both the management agreement and the investment advisory agreement provide that DIMA and DeAMI, respectively, are responsible for all expenses of all employees and overhead incurred by them in connection with their duties under their respective agreements. DIMA pays all salaries and fees of our directors and officers who are “interested persons” under the Investment Company Act. An “interested person” is a director who is not independent under the specific requirements of the Investment Company Act. We bear all of our own expenses, including those expenses described in “Our Management” on page 46 of the prospectus.
Factors Considered in Continuance
     The directors unanimously approved the continuance of the management agreement between us and DIMA and the investment advisory agreement between us and DeAMI (together called the “agreements”) at a meeting held on July 17, 2005.
     In preparation for the meeting, the directors had requested and evaluated extensive materials from DIMA and DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the agreements with management and with experienced counsel who are independent of DIMA and DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session with counsel at which no representatives of DIMA or DeAMI were present. In reaching their determination relating to continuance of the agreements, the directors considered all factors they believed relevant, including the following:
1.	information comparing our performance to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by DIMA and DeAMI;

3.	payments received by DIMA and DeAMI from all sources in respect us and all investment companies in the Deutsche/Scudder family of funds;

4.	the costs borne by, and profitability of, DIMA and Investment Adviser and their affiliates in providing services to us and to all investment companies in the Deutsche/Scudder family of funds;

5.	comparative fee and expense data for us and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as we grow and whether fee levels reflect these economies of scale for the benefit of investors;

7.	DIMA’s and DeAMI’s policies and practices regarding allocation of our portfolio transactions, including the extent, if any, to which DIMA and DeAMI benefit from soft dollar arrangements;

8.	our portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9.	fall-out benefits which DIMA, DeAMI and their affiliates receive from their relationships with us;

10.	the professional experience and qualifications of our portfolio management team and other senior personnel of DIMA and DeAMI; and

11.	the terms of the agreements.
     The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to us gained from their experience as directors of the European Equity Fund and, where relevant, the New Germany Fund and other Deutsche/Scudder funds, their confidence in DIMA’s and DeAMI’s integrity and competence gained from that experience and DIMA’s and DeAMI’s responsiveness to concerns raised by them in the past, including

DIMA’s and DeAMI’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to us.
     In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.
     The directors determined that the overall arrangements between us and DIMA, as provided in the management agreement, and between us and DeAMI, as provided in the investment advisory agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.
     The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the agreements (including their determinations that DIMA and DeAMI should continue in those roles for us, and that the fees payable to DIMA and DeAMI pursuant to the agreements are appropriate) were separately discussed by the directors.
Nature, extent and quality of services provided by DIMA and DeAMI
     The directors noted that, under the management agreement, DIMA acts as our corporate manager and administrator and, subject to the supervision of our board of directors and pursuant to recommendations made by DeAMI, determines suitable securities for investment by us. Under the investment advisory agreement, DeAMI, in accordance with our investment objectives, policies and limitations, makes recommendations with respect to our investments and, upon instructions given by DIMA as to suitable securities for investment by us, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on our behalf. Under the management agreement, DIMA also handles our relationships with shareholders, is responsible for compliance with regulatory and NYSE listing requirements, negotiates arrangements with third party service providers, provides our directors with relevant reports, prepares our tax returns and SEC and shareholder reports, calculates dividends and net asset value, oversees payment of our expenses and maintains books and records. DIMA also provides us with such office facilities and executive and other personnel adequate to perform its services. DIMA pays all of the compensation of our directors and officers who are interested persons of DIMA.
     The directors considered the scope and quality of services provided by DIMA and DeAMI under the agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DIMA is responsible for maintaining and monitoring its own and our compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of DIMA and DeAMI and the other resources they have dedicated to performing services for us. The quality of administrative and other services, including DIMA’s role in coordinating the activities of our other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to us under the agreements.

Costs of Services Provided and Profitability to DIMA and DeAMI
     At the request of the directors, DIMA provided information concerning profitability of DIMA’s and DeAMI’s respective investment advisory and investment company activities and their financial condition based on historical information for 2003 and 2004. The directors reviewed with DIMA assumptions and methods of allocation used by DIMA and DeAMI in preparing fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by an organization such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization.
     The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits, on DIMA’s and DeAMI’s expenses, including any affiliated brokerage commissions.
     The directors noted that during 2003 DIMA and DeAMI revised their soft dollar practices to discontinue using soft dollars to receive third party research from brokers that execute purchases and sales of securities for us, and formalized this change in their policies in 2004. DIMA and DeAMI may continue to allocate brokerage to receive research generated by executing brokers and to receive other information services. The directors also noted that in 2004 DIMA and DeAMI revised their policies to prohibit consideration of the sale of shares of Deutsche/Scudder funds when selecting broker dealers to execute portfolio transactions for us or other Deutsche/Scudder funds.
     The directors recognized that DIMA and DeAMI should, in the abstract, each be entitled to earn a reasonable level of profits for the services it provides to us and, based on their review, concluded that DIMA’s and DeAMI’s levels of profitability from its relationship with us were not excessive.
Investment Results
     In addition to the information received by the directors for the meeting, the directors receive detailed performance information for us at each regular board meeting during the year. The directors reviewed information showing our performance compared to that of other European Closed End Funds compiled by Lipper, plus three other equity oriented closed end country funds managed by affiliates of DIMA and DeAMI (a total of 12 funds, including us). The directors also reviewed information showing performance of our benchmark index, currently a blend of 45% CECE index of 26 Central European stocks, 45% RTX index of 8 Russian stocks and 10% ISE 30 index of 30 Turkish stocks.
     The comparative information showed that we ranked in the top half for the one-, three- , five- and 10- year periods ended March 31, 2005. Our results were significantly positive in absolute terms, and exceeded our benchmark in 2003 and 2004. We exceeded our benchmark in two of the five years 1998-2002. (Comparisons prior to 1998 are not meaningful because until then we had a purely German focus.) We also exceeded our benchmark in each of the first two quarters of 2005. Taking into account these comparisons and the other factors considered, including the excellent performance since our increased emphasis on Russian investments that began in mid-2003, the directors concluded that our investment results over time were satisfactory.
Management and Investment Advisory Fees and Other Expenses
     The directors considered the management and investment advisory fee rates paid by us to DIMA and DeAMI. The directors recognized that it is difficult to make comparisons of management and advisory fees because there are variations in the services that are included in the fees paid by other funds. Our peer group consisted of the 12 closed end country funds described above in “Investment Results.” The information showed that our current effective management fee rate of 0.884% was the lowest in the peer group and significantly below the average and the median for the peer group. The directors noted that our effective fee rate reflects the effect of breakpoints.
     The directors also considered our total expense ratio in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for us potentially reflected on DIMA’s provision of services, as DIMA is responsible for coordinating services provided to us by others.
     The directors also noted that our expense ratio was the third lowest of the peer group. DIMA explained that this difference was principally the result of our relatively low management and investment advisory fee and our relatively large asset base. The directors concluded that our expense ratio was highly satisfactory.
Economies of Scale
     The directors noted that our management fee and investment advisory schedules do contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DIMA and DeAMI to share their economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DIMA and DeAMI as assets increase, largely because economies of scale are realized (if at all) by DIMA and DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that our breakpoint arrangements were acceptable under our circumstances.
Portfolio Managers
     The Fund has been advised that the investment manager seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and [Scudder Investments’ and] Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).
     Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. [Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.]
     To evaluate its investment professionals, the investment manager uses a “Performance Management Process”. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the investment manager considers a number of quantitative and qualitative factors such as:
•	[Scudder Investments’ performance and] the performance of Deutsche Asset Management ; quantitative measures which include 1-, 3- and 5-year pre-tax returns versus benchmark (such as the benchmark used by the Fund as described in the prospectus) and the appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the investment manager assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the investment manager, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.
     In addition, the investment manager analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers
     The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as [in all Scudder Funds as a group (i.e.,] those funds advised by investment manager or its affiliates, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the most recent practicable date.

Dollar Range of All Investment
Name of	Dollar Range of	Manager or Affiliate
Portfolio Manager	Fund Shares Owned	Fund Shares Owned
Sandra M. Schaufler	[ ]	[ ]
Steffen Gruschka	[ ]	[ ]
Robert Kalin	[ ]	[ ]
Sylwia Szczepek	[ ]	[ ]
Conflicts of Interest
     In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the investment manager or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the most recent practicable date.
Other SEC Registered Investment Companies Managed

Number of
	Number of	Total Assets of	Investment	Total Assets of
	Registered	Registered	Company Accounts	Performance-
Name of	Investment	Investment	with Performance	Based Fee
Portfolio Manager	Companies	Companies	Based Fee	Accounts
Sandra M. Schaufler	[ ]	[ ]	[ ]	[ ]
Steffen Gruschka	[ ]	[ ]	[ ]	[ ]
Robert Kalin	[ ]	[ ]	[ ]	[ ]
Sylwia Szczepek	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles Managed:

Number of Pooled
	Number of	Total Assets of	Investment Vehicle	Total Assets of
	Pooled	Pooled	Accounts with	Performance-
Name of	Investment	Investment	Performance-	Based Fee
Portfolio Manager	Vehicles	Vehicles	Based Fee	Accounts
Sandra M. Schaufler	[ ]	[ ]	[ ]	[ ]
Steffen Gruschka	[ ]	[ ]	[ ]	[ ]
Robert Kalin	[ ]	[ ]	[ ]	[ ]
Sylwia Szczepek	[ ]	[ ]	[ ]	[ ]
Other Accounts Managed

			Number of Other	Total Assets of
			Accounts with	Performance-
Name of	Number of	Total Assets of	Performance-	Based Fee
Portfolio Manager	Other Accounts	Other Accounts	Based Fee	Accounts
Sandra M. Schaufler	[ ]	[ ]	[ ]	[ ]
Steffen Gruschka	[ ]	[ ]	[ ]	[ ]
Robert Kalin	[ ]	[ ]	[ ]	[ ]
Sylwia Szczepek	[ ]	[ ]	[ ]	[ ]
     In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The investment manager has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.
     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
     Certain investments may be appropriate for the Fund and also for other clients advised by the investment manager, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the investment manager may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the investment manager. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the investment manager to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the investment manager in the interest of achieving the most favorable net results to the Fund and the other clients.

     To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The investment manager attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
     In some cases, an apparent conflict may arise where the investment manager has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The investment manager will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the investment manager has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
     The investment manager is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the investment manager is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the investment manager’s advisory clients. The has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.
BROKERAGE ALLOCATION AND OTHER PRACTICES
     The primary objective in placing orders for the purchase and sale of securities for the our portfolio is to obtain best price together with efficient execution, taking into account such factors as commission, size of order, difficulty of execution and skill required of the broker. Brokerage commission rates in Central Europe and Russia for transactions executed on the exchanges may be discounted for certain large domestic and foreign investors such as us. Off-board transactions outside of the exchanges’ regular business hours are executed on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Subject to best price together with efficient execution, orders for brokerage transactions may be placed with Deutsche Bank AG or any of its affiliates. Our policy requires that commissions paid to Deutsche Bank AG or any of its affiliates be reasonable and fair compared with commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

     During our fiscal year ended October 31, 2003, we incurred brokerage commissions amounting in the aggregate to $162,271. During such period, we paid brokerage commissions to Deutsche Bank AG or its affiliates amounting to $5,665, which constituted 3.49% of our aggregate brokerage commissions, respectively. We did not pay Deutsche Bank AG or its affiliates any brokerage commissions during the fiscal years ended October 31, 2004 and October 31, 2005.
     At each board meeting, our board of directors reviews the commissions paid by us to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits we receive. They have determined that the aforementioned commissions were at the best rate available for institutions such as ours.
     Subject to best price together with efficient execution, orders are placed with brokers and dealers who supply research, market and statistical information (“research” as defined in Section 28(e) of the Exchange Act) to us, our investment manager and investment adviser. Our commissions to such brokers may not represent the lowest obtainable commission rates, although they must be reasonable in relation to the benefits received. The research may be used by our investment manager and investment adviser in advising other clients. Conversely, the information provided to our investment manager and investment adviser by brokers and dealers through whom their other clients effect securities transactions may be useful to them in providing services to us. Although research from brokers and dealers may be useful to our investment manager and investment adviser, it is only supplementary to their own efforts. For our fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, transactions in our portfolio securities with associated brokerage commissions of approximately $___, $___and $162,271, respectively, were allocated to persons or firms supplying research to us, our investment manager or our investment adviser.

FINANCIAL STATEMENTS
     The required financials statements are included in our 2004 Annual Report and our April 30, 2005 Semi-Annual Report, and are incorporated by reference into this SAI. These statements in our 2004 Annual Report include: Schedule of Investments as of October 31, 2004; Statement of Assets and Liabilities as of October 31, 2004; Statement of Operations for the fiscal year ended October 31, 2004; Statements of Changes in Net Assets for the fiscal years ended October 31, 2004 and October 31, 2003; Notes to Financial Statements; and Financial Highlights for a share of common stock outstanding during each of the fiscal years ended October 31, 2004, 2003, 2002, 2001 and 2000. These statements in our April 30, 2005 Semi-Annual Report include: Schedule of Investments as of April 30, 2005; Statement of Assets and Liabilities as of April 30, 2005; Statement of Operations for the six months ended April 30, 2005; Statements of Changes in Net Assets for the six months ended April 30, 2005; Notes to Financial Statements; and Financial Highlights for a share of common stock outstanding during the six months ended April 30, 2005. Copies of our 2004 Annual Report and our April 30, 2005 Semi-Annual Report are available on the SEC’s website at http://www.sec.gov. Copies may also be obtained without charge upon written or oral request from our information agent at [     ] or 1-800-[     ].

F-1

PART C
OTHER INFORMATION
Item 25. Financial Statements and Exhibits.
     (1) Financial Statements
     Part B—The Central Europe and Russia Fund, Inc. Financial Statements are included in the Fund’s 2004 Annual Report and the Fund’s April 30, 2005 Semi-Annual Report and are incorporated by reference into the Statement of Incorporation. These statements in the 2004 Annual Report include: Schedule of Investments as of October 31, 2004; the Statement of Assets and Liabilities as of October 31, 2004; Statement of Operations for the fiscal year ended October 31, 2004; Statements of Changes in Net Assets for the fiscal years ended October 31, 2004 and October 31, 2003; Notes to Financial Statements; and Financial Highlights for a share of common stock outstanding during each of the fiscal years ended October 31, 2004, 2003, 2002, 2001 and 2000. These statements in the April 30, 2005 Semi-Annual Report include: Schedule of Investments as of April 30, 2005; Statement of Assets and Liabilities as of April 30, 2005; Statement of Operations for the six months ended April 30, 2005; Statements of Changes in Net Assets for the six months ended April 30, 2005; Notes to Financial Statements; and Financial Highlights for a share of common stock outstanding during the six months ended April 30, 2005.
     (2) Exhibits

[2](a)(1)	—	Articles of Incorporation, dated February 6, 1990
[2](a)(2)	—	Articles of Amendment to Articles of Incorporation, dated February 14, 1990
[2](a)(3)	—	Articles of Amendment of Articles of Incorporation, dated June 29, 1995
[2](a)(4)	—	Articles Supplementary, dated December 14, 1999
[2](a)(5)	—	Articles of Amendment of Articles of Incorporation, dated June 24, 2003
[2](b)(1)	—	By-Laws of the Fund
[4](2)	—	Amendment to By-Laws
[5](3)	—	Amendment to By-Laws
[6](4)	—	Amendment to By-Laws
(c)	—	Not applicable
[7](d)(1)	—	Form of Subscription Certificate
[7](d)(2)	—	Form of Notice of Guaranteed Delivery and Form of Beneficial Owner Certification Form
[7](d)(3)	—	Form of Nominee Holder Over-Subscription Exercise Form
[7](d)(4)	—	Form of Beneficial Owner Certification Form

[7](d)(5)	—	Form of Subscription Agent Agreement
[7](d)(6)	—	Form of Information Agent Agreement
[1](e)	—	Voluntary Cash Purchase Program and Dividend Reinvestment Plan
(f)	—	Not applicable
[2](g)(1)	—	Management Agreement, dated as of March 6, 1990, between the Fund and Deutsche Bank Securities Inc. (formerly Deutsche Bank Capital Corporation)
[2](g)(2)	—	Investment Advisory Agreement, dated as of March 6, 1990, between the Fund and Deutsche Asset Management International GmbH (formerly DB Capital Management International GmbH)
[3](g)(3)	—	Agreement Regarding Transfer of Management Agreement, dated as of September 1, 2004, between Deutsche Bank Securities Inc. and Deutsche Investment Management Americas Inc.
[7](h)(1)	—	Form of Dealer Manager Agreement (including the exhibits containing the form of Selling Group Agreement and the form of Soliciting Dealer Agreement)
[7](h)(2)	—	Form of Letter Agreement
(i)	—	Not applicable
[2](j)(1)	—	Amended and Restated Custody Agreement between the the Fund and Investors Bank & Trust Company
[2](j)(2)	—	Delegation Agreement between the Fund and Investors Bank & Trust Company
[2](k)	—	Transfer Agency and Service Agreement between the Fund and Investors Bank & Trust Company
[7](l)(1)	—	Opinion and Consent of Sullivan & Cromwell LLP
[8](m)	—	Consent of Deutsche Asset Management International GmbH to service of process in the United States
(n)	—	Consent of PricewaterhouseCoopers LLP
(o)	—	Not applicable
(p)	—	Not applicable
(q)	—	Not applicable
[7](r)(1)	—	Code of Ethics of the Fund adopted pursuant to Rule 17j-1 of the Investment Company Act
(r)(2)	—	Code of Ethics of Deutsche Investment Management Americas Inc. adopted pursuant to Rule 17j-1 of the Investment Company Act

(r)(3)	—	Code of Ethics of Deutsche Asset Management International GmbH adopted pursuant to Rule 17j-1 of the Investment Company Act
Other Exhibits	—	Power of Attorney

[1]	Incorporated by reference to Amendment No. 10 to Form N-2 (Commission File No. 811-06041) on January 9, 2004.

[2]	Incorporated by reference to Amendment No. 11 to Form N-2 (Commission File No. 811-06041) on February 10, 2004.

[3]	Incorporated by reference to Amendment No. 14 to Form N-2 (Commission File No. 811-06041) on September 28, 2005.

[4]	Incorporated by reference to Amendment No. 15 to Form N-2 (Commission File No. 811-06041) on November 17, 2004.

[5]	Incorporated by reference to Amendment No. 17 to Form N-2 (Commission File No. 811-06041) on April 27, 2005.

[6]	Incorporated by reference to Amendment No. 18 to Form N-2 (Commission File No. 811-06041) on August 3, 2005.

[7]	To be filed by amendment.

[8]	Incorporated by reference to Form ADV filed on January 30, 2005 (Commission File No. 801-20289).

Item 26. Marketing Arrangements.
     (1) See Section 4(a) of the Dealer Manager Agreement, to be filed as Exhibit (2)(h)(1).
     (2) See Section 4(b) of Exhibit (2)(h)(1).
     (3) Not Applicable
Item 27. Other Expenses of Issuance and Distribution.
     The following table sets forth the estimated expenses to be incurred in connection with this rights offering described in this Registration Statement:

Registration fee
New York Stock Exchange listing fee
Frankfurt Stock Exchange expenses
Printing (other than stock certificates)
Legal fees and expenses
Accounting fees and expenses
Dealer Manager expense allowance
Subscription Agent fees and expenses
Information Agent fees and expenses
NASD filing fee
Miscellaneous expenses
Total
Item 28. Persons Controlled by or Under Common Control With the Fund.
     None.
Item 29. Number of Holders of Securities.
     As of November ___, 2005, the Fund had approximately ___holders of record of its common stock, par value $0.001 per shares.
Item 30. Indemnification.
     Under Article Eleventh of our Amended and Restated Articles of Incorporation and Article XII of our Amended and Restated By-Laws, our directors and officers will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and provisions of the 1940 Act, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided, however, to any officer or director against any liability to us or our security-holders to which he or she would otherwise be subject by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
     We maintain insurance on behalf of any person who is or was a director of officer of the Fund, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will we pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which we ourselves are not permitted to indemnify.
     Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against us by the directors or officers in connection with this rights offering, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by us is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.
     Our Management Agreement and Investment Advisory Agreement, filed as exhibits (g)(1) and (g)(2), respectively, limit the liability of our investment adviser and our investment manager.
Item 31. Business and Other Connections of Investment Adviser.
     We are fulfilling the requirement of this Item 31 to provide a list of the officers and directors of our investment adviser and investment manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those entities or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed on January [30], 2005 and [January ___,], 2005, respectively, with the Securities and Exchange Commission by each of Deutsche Asset Management International GmbH (Commission File No. 801-20289) and Deutsche Investment Management Americas Inc. (Commission File No. 801-         ) pursuant to the Investment Advisers Act of 1940, as amended.
Item 32. Location of Accounts and Records.
     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder will be maintained at the offices of Investors Bank & Trust Company, 200 Clarendon Street, Boston Massachusetts 02116, and at our offices, 345 Park Avenue, New York, New York 10154.
Item 33. Management Services.
     Not Applicable.
Item 34. Undertakings.
     (a) Registrant undertakes to suspend offering of the shares covered under this registration statement until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than ten percent from its net asset value as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.
     (b) Registrant undertakes:
(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(4) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.
     (c) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Statement of Additional Information.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 10th day of November, 2005.

The Central Europe and Russia Fund, Inc.
(Registrant)
By:	/s/ Vincent J. Esposito
Vincent J. Esposito
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons and on the date indicated.

Name	Title

*	Chairman of the Board and Director
Christian H. Strenger

Director
Detlef Bierbaum

*	Director
John Bult

Director
Kurt W. Bock

*	Director
Richard R. Burt

*	Director
John H. Cannon

*	Director
Fred H. Langhammer

*	Director
Frank Trömel

*	Director
Robert H. Wadsworth

*	Director
Werner Walbröl

*	President and Chief Executive Officer (Principal Executive Officer)
Vincent J. Esposito

*	Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)
Paul Schubert

*	Carole Coleman, by signing her name hereto, does sign this document in behalf of the persons indicated above pursuant to a power of attorney duly executed by such person and filed as an exhibit to this Registration Statement.

/s/ Carole Coleman	November 10, 2005

Carole Coleman Attorney-in Fact	Date

INDEX TO EXHIBITS

[2](a)(1)	—	Articles of Incorporation, dated February 6, 1990
[2](a)(2)	—	Articles of Amendment to Articles of Incorporation, dated February 14, 1990
[2](a)(3)	—	Articles of Amendment of Articles of Incorporation, dated June 29, 1995
[2](a)(4)	—	Articles Supplementary, dated December 14, 1999
[2](a)(5)	—	Articles of Amendment of Articles of Incorporation, dated June 24, 2003
[2](b)(1)	—	By-Laws of the Fund
[4](2)	—	Amendment to By-Laws
[5](3)	—	Amendment to By-Laws
[6](4)	—	Amendment to By-Laws
(c)	—	Not applicable
[7](d)(1)	—	Form of Subscription Certificate
[7](d)(2)	—	Form of Notice of Guaranteed Delivery
[7](d)(3)	—	Form of Nominee Holder Over-Subscription Exercise Form
[7](d)(4)	—	Form of Beneficial Owner Certification Form
[7](d)(5)	—	Form of Subscription Agent Agreement
[7](d)(6)	—	Form of Information Agent Agreement
[1](e)	—	Voluntary Cash Purchase Program and Dividend Reinvestment Plan
(f)	—	Not applicable
[2](g)(1)	—	Management Agreement, dated as of March 6, 1990, between the Fund and Deutsche Bank Securities Inc. (formerly Deutsche Bank Capital Corporation)
[2](g)(2)	—	Investment Advisory Agreement, dated as of March 6, 1990, between the Fund and Deutsche Asset Management International GmbH (formerly DB Capital Management International GmbH)
[3](g)(3)	—	Agreement Regarding Transfer of Management Agreement, dated as of September 1, 2004, between Deutsche Bank Securities Inc. and Deutsche Investment Management Americas Inc.
[7](h)(1)	—	Form of Dealer Manager Agreement (including the exhibits containing the form of Selling Group Agreement and the form of Soliciting Dealer Agreement)
[7](h)(2)	—	Form of Letter Agreement
(i)	—	Not applicable
[2](j)(1)	—	Amended and Restated Custody Agreement between the the Fund and Investors Bank & Trust Company
[2](j)(2)	—	Delegation Agreement between the Fund and Investors Bank & Trust Company
[2](k)	—	Transfer Agency and Service Agreement between the Fund and Investors Bank & Trust Company
[7](l)(1)	—	Opinion and Consent of Sullivan & Cromwell LLP
[8](m)	—	Consent of Deutsche Asset Management International GmbH to service of process in the United States
(n)	—	Consent of PricewaterhouseCoopers LLP
(o)	—	Not applicable
(p)	—	Not applicable
(q)	—	Not applicable

[7](r)(1)	—	Code of Ethics of the Fund adopted pursuant to Rule 17j-1 of the Investment Company Act
(r)(2)	—	Code of Ethics of Deutsche Investment Management Americas Inc. adopted pursuant to Rule 17j-1 of the Investment Company Act
(r)(3)	—	Code of Ethics of Deutsche Asset Management International GmbH adopted pursuant to Rule 17j-1 of the Investment Company Act
Other Exhibits	—	Power of Attorney

[1]	Incorporated by reference to Amendment No. 10 to Form N-2 (Commission File No. 811-06041) on January 9, 2004.

[2]	Incorporated by reference to Amendment No. 11 to Form N-2 (Commission File No. 811-06041) on February 10, 2004.

[3]	Incorporated by reference to Amendment No. 14 to Form N-2 (Commission File No. 811-06041) on September 28, 2005.

[4]	Incorporated by reference to Amendment No. 15 to Form N-2 (Commission File No. 811-06041) on November 17, 2004.

[5]	Incorporated by reference to Amendment No. 17 to Form N-2 (Commission File No. 811-06041) on April 27, 2005.

[6]	Incorporated by reference to Amendment No. 18 to Form N-2 (Commission File No. 811-06041) on August 3, 2005.

[7]	To be filed by amendment.

[8]	Incorporated by reference to Form ADV filed on January 30, 2005 (Commission File No. 801-20289).

2